EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: TSIC, Inc. f/k/a Sharper Image Corporation	Case No. 08-10322 (KG)
Reporting Period: 11/1/09 – 11/30/09

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Refer to attached statement
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of Bank Statements	MOR-1c	Refer to attached statement
Cash Disbursements Journals	MOR-1d		Refer to MOR-1 for a summary of all cash disbursements.
Statements of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes	The attached information includes a summary of the company’s payroll taxes withheld and remitted for the month of November. The summary was provided by a third party payroll processing company.
Summary of Unpaid Postpetition Debts	MOR-5	Yes
Copies of IRS Form 6123 or payment receipt	MOR-5a	Yes	Refer to payroll taxes reports provided by third party.
Copies of tax returns filed during reporting period	MOR-5b	No	None this period
Listing of aged accounts payable	MOR-5c	Yes
Accounts Receivable Reconciliation and Aging	MOR-6	Yes
Debtor Questionnaire	MOR-6	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Kevin J Palmer	December 18, 2009
Signature of Authorized Individual	Date

Kevin J Palme	December 18, 2009
Printed Name of Authorized Individual	Date

FORM MOR
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Monthly Operating Report – November 2009
MOR – 1a, 1c, 5b

Bank Reconciliations

I attest that each of the debtor’s bank accounts is reconciled to monthly bank statements.  The Company’s standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end.

Sales and Use Tax Returns

I attest that all sales and use tax returns have been filed in accordance with state / county / city requirements for the above period. Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

Company Name

By:	/s/ Kevin J Palmer
Kevin J Palmer
Vice President Finance & Controller TSIC, Inc. f/k/a Sharper Image Corporation

MOR - 1
TSIC, Inc. f/k/a Sharper Image Corporation	Case No 08-10322 (KG)
November 2009 Monthly Operating Report	Reporting Period 11/1/09 - 11/30/09
Schedule of Cash Receipts and Disbursements for period 11/1/09 to 11/30/09

Account	Deposit	Disbursement	Disbursement	Concentration	Payroll	Payroll	Refund	Stores	All Other		DIP Facility	Disbursements
Bank	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Various	Incl Sweep, Petty cash etc	Totals - Cash	Wells Fargo	Grand Total
GL A/c	140110	140120	140121	140100	140140	140122	140130	140210			276010
Bank A/c #	412-1375620	96-000-80161	412-1335681	412-1335681	96-000-80176	412-1335681	96-000-80195

Opening Balance	-	-	(213,971)	50,098	-	(74,943)	-	-	5,504,595	5,265,780	-

Receipts

Cash Sales (from stores)										-
Credit Card Settlements										-
Other Settlements (Paypal, Google etc)										-
Accounts Receivable (net of bounced checks)										-
Sale of Assets										-
Interest / Dividend Income	195			441						636
Tax Refunds Received	16,925									16,925
Collections from Vendors (debit balances, refunds, returned deposits, preference actions etc)	40,000									40,000
Mail Order / License deposits, Other Deposits / Stale checks	664									664

Total Receipts	57,785	-	-	441	-	-	-	-	-	58,226	-

Transfers

Line of Credit Draw / Pay down										-	-
Transfers from stores to deposit a/c - sweep										-
Transfers from concentration to refunds										-
Transfers from concentration to payroll										-
Other Inter-account transfers	(57,785)			1,433,676					(1,375,891)	-
Transfers from Concentration to Disbursement			231,081	(231,081)						-

Total Transfers	(57,785)	-	231,081	1,202,595	-	-	-	-	(1,375,891)	-	-

Total Receipts & Transfers	-	-	231,081	1,203,036	-	-	-	-	(1,375,891)	58,226	-

Disbursements (Reimbursements)

Liquidator Reimbursements (proceeds) - incl true up adjustments										-		N/A
Net Payroll				26,245						26,245		26,245
Payroll Taxes				14,892						14,892		14,892
401k										-		-
Employee Benefits (Health Insurance)										-		-
Sales, Use & Other Taxes			35							35		35
Inventory Purchases										-		-
Secured / Rental / Leases			8,411							8,411		8,411
Insurance										-		-
Administrative (utilities etc)			1,629							1,629		1,629
Selling										-		-
Bank / Credit Card Fees / Sales audit adjs										-		-
Refund checks issued (net of stop payments)										-		-
Other (incl prior period true up / reconciling journal entries)										-		-
Customs / Duties / Freight										-		-
Interest and LC fees										-		-
Professional Fees			11,305	1,137,600						1,148,905		1,148,905
Court Approved Settlements										-		-
US Trustee Quarterly Fees			1,625							1,625		1,625
Court Costs										-		-

Total Disbursements	-	-	23,005	1,178,737	-	-	-	-	-	1,201,742	-	1,201,742

Net Cash Flow	-	-	208,076	24,299	-	-	-	-	(1,375,891)	(1,143,516)	-

Cash - End of Month	-	-	(5,894)	74,397	-	(74,943)	-	-	4,128,704	4,122,263	-

GL Balance 11/30/09	-	-	(5,894)	74,397	-	(74,943)	-	-	4,128,704	4,122,263	-

MOR - 1b
TSIC, Inc. f/k/a Sharper Image Corporation	Case No 08-10322 (KG)
November 2009 Monthly Operating Report	Reporting Period 11/1/09 - 11/30/09
Schedule of Professional Fees Paid

This schedule contains all retained / ordinary course professional payments from case inception to current month.

				Amount Paid Current Mth		Year (Case) to Date
Payee	Period Covered	Chk Number	Chk Date	Fees	Expenses	Fees	Expenses

Conway del Genio	8/1/08 - 9/30/09	Wire	11/24/2009	174,500		1,347,500	227,303
Kurtzman Carson Consultants	8/1/09 - 8/31/09	Wire	11/13/2009	8,043	7,404	591,077	330,983
Bell, Boyd & Lloyd LLP						54,626	209
Jackson Lewis LLP						22,726	1,242
Wiley Rein LLP						3,457	300
RCS Real Estate						50,000	-
Gemini						45,000	250
Cooley Godward Kronish LLP	6/1/08 - 9/30/09	Wire	11/24/2009	175,051	387	1,064,433	29,365
Loughlin Meghji & Co.	6/1/08 - 9/30/09	Wire	11/24/2009	48,104		350,749	823
Weil, Gotshal & Manges LLP	6/1/08 - 9/30/09	Wire	11/24/2009	624,330	5,885	2,489,302	181,232
Winston Stawn						10,333	817
Womble Carlyle Sandridge & Rice	6/1/08 - 9/30/09	Wire	11/24/2009	78,418	183	278,415	17,037
Comyns Smith (tax return preparation)	10/1/09 - 10/29/09	700405	11/12/2009	10,000	1,305	102,636	1,349
BDO Siedman (401 (k) auditor)						29,199	-
Brann & Isaacson						4,499	-
Alain Chappel (Privacy Ombudsperson)						18,900	300
KPMG						2,775	-
Whiteford Taylor Preston	6/1/08 - 9/30/09	Wire	11/24/2009	15,199	98	21,635	3,516
Blumling & Gumsky						9,812	117
Hilco Real Estate						25,640	2,873
DJM Real Estate						25,639	15,863

			Grand Total	1,133,645	15,261	6,548,353	813,579

MOR - 2	Case No 08-10322 (KG)
TSIC, Inc. f/k/a Sharper Image Corporation	Reporting Period 11/1/09 - 11/30/09
November 2009 Monthly Operating Report
Statement of Operations for the period 11/1/2009 through 11/30/09

	Full Month	CUM FILING
DESCRIPTION	11/30/2009	TO DATE

Revenues:
Gross Revenues		97,444,531
Less: Returns and Allowances		4,968,600
Net Revenue	-	92,475,931

Cost of Goods Sold:
Cost of Goods Sold - Inventory (incl inventory writedowns, shrink)	(664)	95,087,005
Gross Profit	664	(2,611,075)

Operating Expenses:
Advertising		1,099,400
Auto and Truck Expense		90
Bad Debts		771,208
Contributions		-
Employee Benefit Programs		(254,902)
Insider Compensations		-
Insurance	6,835	1,542,303
Management Fees/ Bonuses	12,500	831,150
Office Expense		1,000
Pension & Profit-Sharing Plans		-
Repairs and Maintenance		1,082,977
Rent and Lease Expense	12,828	12,347,782
Salaries/ Commissions/ Fees	26,744	13,811,144
Supplies		(4,279)
Taxes- Payroll	1,893	1,095,804
Taxes- Real Estate		-
Taxes- Other	35	1,035,890
Travel and Entertainment		235,868
Utilities		613,219
Other (attach schedule)	1,464	8,293,185

Total Operating Exps Before Depr	62,299	42,501,840

Depreciation/Depletion/Amortization		3,136,341

Net Profit (Loss)
Before Other Income & Expenses	(61,634)	(48,249,256)

Other Income and Expenses:
Licensing Income		1,406,731
Interest Income (Expense) - incl change in Deferred Comp balance	441	(684,526)
Other Income (Expense)	3,758	372,833

Net Profit (Loss)	(57,435)	(47,154,218)
Before Reorganization Items

Reorganization Items:
Professional Fees	209,005	10,809,484
US Trustee Quarterly Fees		80,375
Interest Earned on Accm Case		-
Loss (Gain) from sale of assets		59,041,448
Other Reorganization Exps (see attached)	93,929	(67,095,064)

Total Reorganization Expenses	302,934	2,836,242

Net Profit (Loss)
Before Income Taxes (Benefit)	(360,369)	(49,990,460)

Income Taxes (Benefit)	-	(19,886,052)

Net Profit (Loss)	(360,369)	(30,104,408)

Monthly P&L may include current month expenses plus monthly / quarterly true ups reconciling items or invoices/credits originating from prior periods

MOR - 2 (cont'd)
TSIC, Inc. f/k/a Sharper Image Corporation
OTHER EXPENSES
FOR THE PERIOD ENDING: 11/30/2009

	11/30/2009	Cum Filing to date
DESCRIPTION

Stock option 123R		75,439
Relocation		302,024
Recruiting and Class Ads		7,349
Temporary Help	1,013	101,361

Total- Personnel	1,013	486,173

Security		47,143
Telephone	264	833,466

Total- Occupancy	264	880,608

Credit Card Fees, chargebacks, bounced checks		858,355
Delivery Income		(915,380)
Delivery Expense		1,304,550
Freight Out		1,685,818
Professional Fees		464,061
Financial Reporting		30,787
Postage & Other Freight		217,067
Internet Site Maintenance		414,062
Product Development		26,210
Telemrkt Contract Svcs		478,685
Miscellaneous Expense	187	2,361,724

Total- Other	187	6,925,939

Total	1,464	8,292,720

Other Reorganization Expenses

Write off prepaids / accruals		48,909
Write off "work in progress" fixed assets		3,053,199
Adjustment to reserve for sales returns		(13,913,495)
Adjustment / writeoff of GAAP Rent and deferred landlord allowances		(21,901,381)
Proceeds from sale of leases		(3,612,092)
Clear prior quarter revenue recognition adjustments		(665,891)
Net gain on sale of paper inventory		(60,608)
Loss on sale or disposal of Inventory		249,335
Closed Store Operating Expenses not reimbursed by liquidator (note 1)		2,627,981
Settlement Discounts Allowed - Accounts Receivable	431,179	642,762
Proceeds from sale of Intellectual Property - per Asset Purchase Agreement		(32,200,000)
Settlement Discounts Received - Accounts Payable	(337,250)	(1,452,158)

Stalking Horse Expenses		88,375

	93,929	(67,095,064)

* - Professional fees in "other expenses" exclude expenses related to Chapter 11 filing which are reported as a separate line item on Statement of Operations

Note 1 - Per Agency agreement, some operating expenses were capped or on a per diem basis. Specifically, for all closed stores, a full month of rent was paid pursuant to bankruptcy regulations but company was reimbursed by agent only for the days that the store was open.

MOR - 3
TSIC, Inc. f/k/a Sharper Image Corporation	Case No 08-10322 (KG)
November 2009 Monthly Operating Report	Reporting Period 11/1/09 - 11/30/09
Balance Sheet as at November 30, 2009

Book Value
DESCRIPTION	11/30/2009

Current Assets:
Unrestricted Cash and Equivalents	4,122,263
Restricted Cash and Equivalents
Trade Accounts Receivable (Net)	223,241
Other Accounts Receivable (Credit cards etc)	-
Other Accounts Receivable (Subject to set-off against AP and accrued liabilities)	2,416,088
Notes Receivable
Inventories (net of allowances and reserves)	-
Prepaid Expenses (Subject to final reconciliation and offset)	692,046
Professional Retainers	-
Deferred Income Taxes / Prepaid Income Taxes	113,108
Debit balances in AP (net of reserves)	448,280

Total- Current Assets	8,015,027

Property and Equipment:
Real Property and Improvements	-
Machinery and Equipment	-
Furniture, Fixtures and Office Equipment	-
Leasehold Improvements	-
Vehicles	-
Work In Progress	-
Less: Accum Depreciation	-

Total- Property and Equipment	-

Other Assets:
Loans to Insiders	-
Other Assets (incl Long Term Deferred Income Tax)	126,608

Total- Other Assets	126,608

Total- Assets	8,141,635

Liabilities not subject to Compromise (Post)
Accounts Payable	(5,749,029)
Taxes Payable (refer to Form MOR-4)	(720,628)
Wages Payable	-
Notes Payable	-
Rent/ Leases- Building/ Equipment	-
Secured Debt - Line of credit	-
Other Reserves	-
Liquidation (GOB Sales) Clearing Account	-
Amounts Due to Insiders	-
Accrual for Professional Fees	(340,000)
Licensing advances received Post Petition	(25,000)
Other Post-Petition Liabilities (attach)	-

Total- Post-Petition Liabilities	(6,834,657)

Liabilities not subject to Compromise (Pre)
Secured Debt - Line of credit	-
Secured Debt - other	-
Priority Debt	-
Unsecured Debt (Accounts Payable)	(51,384,046)
Expense Accruals and Other Liabilities	(179,255)
Short Term Liabilities	(3,554,215)
Deferred (GAAP) rent / landlord allowances / Deferred Compensation etc	(526,174)
Deferred Tax (Liability) / Asset	-
Deferred Revenue (Gift cards and Royalties)	(33,789,666)
Other Reserves and allowances	(2,890,720)

Total- Pre-Petition Liabilities	(92,324,077)

Total Liabilities	(99,158,734)

Owner's Equity
Capital Stock	(152,132)
Additional Paid-In Capital	(116,716,579)
Deferred Stock Compensation and Stock Repurchase	180,069
Retained Earnings- Pre-Petition	177,601,333
Retained Earnings- Post-Petition	30,104,408

Net Owner's Equity	91,017,099

Total- Liabilities and Owner's Equity	(8,141,635)

MOR - 4
TSIC, Inc. f/k/a Sharper Image Corporation	Case No 08-10322 (KG)
November 2009 Monthly Operating Report	Reporting Period 11/1/09 - 11/30/09
Status of Post petition Taxes

		Beginning Tax Liability	Taxes collected / withheld November & Adjustments	Taxes Remitted October	Closing Balance Post petition	C/Fwd Pre petition	Total Per GL

Federal

Withholding	*	-
FICA – Employee	*	-
FICA – Employer	*	-
Unemployment	*	-
Income	*	-
Other	*	-

Total Federal Taxes		-	-	-	-	-	-

State and Local

Withholding	*	-
Sales		-			-		-
Excise	***	-
Unemployment	*	-
Real Property		-
Personal Property	**	581,187			581,187		581,187
Other	****	139,440			139,440		139,440

Total State and Local		720,627	-	-	720,627	-	720,627

Total Taxes		720,627	-	-	720,627	-	720,627

* - Refer attached payroll report for detail of all payroll taxes withheld and remitted for the period 11/1/09 through 11/31009

** - Personal property tax accrual based on tax statements and billings received from county and state agencies - subject to further review

*** - excise taxes for Hawaii are included in sales taxes line

**** - franchise and city taxes

	Beginning Tax Liability	Taxes collected	Taxes Remitted	Unremitted Taxes
Payroll Summary	-	14,892	14,892	-

Based on actual paychecks during period

TSIC Inc f/k/a Sharper Image Corporation
P/E 11/15/09
P/D 11/16/09

TSIC, Inc.	TAX LIABILITIES		PAGE: 1
USER ID: TSI2	CHECK DATE: 11-16-2009	RUN: 1	#########

			C U R R E N T		Q T D		Y T D
DESCRIPTION	ST LCL	RATE	SUBJECT TO	TAX	SUBJECT TO	TAX	SUBJECT TO	TAX

FEDERAL WITHHOLDING			13,258.98	3,010.58	41,028.22	9,247.36	310,217.17	73,366.83

OASDI EMPLOYER		6.2	758.98	47.05	3,528.22	218.75	154,517.17	9,580.06

OASDI EMPLOYEE		6.2		47.05		218.75		9,580.06

FUTA EMPLOYER		0.8					14,000.00	112

MHI EMPLOYER		1.45	13,258.98	192.26	41,028.22	594.91	310,217.17	4,498.15

MHI EMPLOYEE		1.45		192.26		594.91		4,498.15

STATE WITHHOLDING	CA		13,258.98	1,063.54	41,028.22	3,072.17	310,217.17	23,352.61

SUI-ER	CA	5.4					14,000.00	704.33

SDI-EE	CA 05	1.1	758.98	8.35	3,528.22	38.81	138,386.17	1,522.25

CALIF TRAINING FUND	CA 06	0.1					14,000.00	14

**TOTAL TAX**				4,561.09		13,985.66		127,228.44
**Taxes sent client #260				4,561.09

TSIC Inc f/k/a Sharper Image Corporation
P/E 11/30/09
P/D 11/30/09

TSIC, Inc.	TAX LIABILITIES		PAGE: 1
USER ID: TSI2	CHECK DATE: 11-30-2009	RUN: 1	########

			C U R R E N T		Q T D		Y T D
DESCRIPTION	ST LCL	RATE	SUBJECT TO	TAX	SUBJECT TO	TAX	SUBJECT TO	TAX

FEDERAL WITHHOLDING			25,984.62	5,385.55	67,012.84	14,632.91	336,201.79	78,752.38

OASDI EMPLOYER		6.2	13,484.62	836.05	17,012.84	1,054.80	168,001.79	10,416.11

OASDI EMPLOYEE		6.2		836.05		1,054.80		10,416.11

FUTA EMPLOYER		0.8	7,000.00	56	7,000.00	56	21,000.00	168

MHI EMPLOYER		1.45	25,984.62	376.78	67,012.84	971.69	336,201.79	4,874.93

MHI EMPLOYEE		1.45		376.78		971.69		4,874.93

STATE WITHHOLDING	CA		25,984.62	1,930.38	67,012.84	5,002.55	336,201.79	25,282.99

SUI-ER	CA	5.4	7,000.00	378	7,000.00	378	21,000.00	1,082.33

SDI-EE	CA 05	1.1	13,484.62	148.33	17,012.84	187.14	151,870.79	1,670.58

CALIF TRAINING FUND	CA 06	0.1	7,000.00	7	7,000.00	7	21,000.00	21

**TOTAL TAX**				10,330.92		24,316.58		137,559.36
**Taxes sent client #260				10,330.92

MOR 5
TSIC, Inc. f/k/a Sharper Image Corporation	Case No 08-10322 (KG)
November 2009 Monthly Operating Report	Reporting Period 11/1/09 - 11/30/09
Summary of Unpaid Postpetition Debts
(As at 11/30/09)

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total

Accounts Payable	-	131,156	81,052	7,647	5,529,175	5,749,029
Wages Payable						-
Taxes Payable	720,627					720,627
Rent / Leases Building						-
Accrual for Professional Fees	340,000					340,000
Royalty Advances					25,000	25,000

Total Postpetition Debts	1,060,627	131,156	81,052	7,647	5,554,175	6,834,656

* - Wages payable subject to final reconciliation and true up.
** - Taxes payable includes sales and use taxes, business taxes and personal property taxes - taxes classified as "current" liabilities pending further review. Nothing herein shall be  deemed an admission that TSIC is liable for the amounts noted above. This MOR is without prejudice to the Debtor's right to claim that it does not owe amounts included herein.

*** - Month end balance outstanding on DIP financing.
**** - Accrual for professional fees represents an estimate of professional fees not yet entered into Accounts Payable (where invoice or Certificate of No Objection not yet received)
***** - Royalty advances reflects advance royalties received from licensees post petition

Pre Petition AP as at 11-30-09

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

Vendor	Name	Total $
80112	ENTERGY	(930)
100628	ACCU-GAGE	350
100701	CARRERA OF AMERICA INC	23,061
100776	CARTA MUNDI INC.	178,500
101477	AIR TASER INC.	1,450
101493	AGRI-ZAP, INC.	650
101576	A.J. MORGAN	1,779
101832	AIWA STRATEGIC ACCTS. PRTNRS	3,000
101865	YANION CO., LTD.	-
102319	ALLERGY CONTROL PRODUCTS INC.	787
102418	ALLIED INTERNATIONAL	3,702
102467	LINGO INTERNATIONAL CORP.	110,838
102541	ALTEC LANSING	61,523
102590	ALIPH	516,857
102616	AMC TRAVEL ACCESSORIES, INC.	54,830
102962	AMERICAN INTERNATIONAL TOOL	60
103358	ANGELWORKS, THE	133
103952	ANYCOM TECHNOLOGIES	49,184
104042	APPLE COMPUTER INC.	479,381
104067	APPLIANCE CORP. OF AMERICA	1,000
104273	ATOMIC TIME	256
104323	ARCHOS, INC.	211,245
104695	ARTEMIS WOMAN, LLC	14,455
104729	AROA MARKETING, INC.	267,914
104802	ASIA GLOBAL	206
104851	ATLANTIC	470
105387	BEHRINGER USE, INC.	270,903
106104	AXIZ MARKETING GROUP	8,250
106138	AVID OUTDOOR	100
107979	BELKIN CORPORATION	8,408
108050	BENCHMARK BRANDS, INC.	241
108118	KAZ INC.	75
108183	BERSCHRUND	959
108241	BELVISI INT'L CO., INC.	178
108407	BIONAIRE (HOLMES)	233,792
109033	BLUE GEM SUNGLASSES	16
109165	BODYLINES	2,667
109199	BNOX INC.	134
109207	COOPSPORTS, INC.	56
109223	BLUEAIR	10,115
109249	BLITZ MANUFACTURING COMPANY	15,049
109900	BOSE CORPORATION	79,523
111492	BRIEL AMERICA, INC.	200
111567	EASTERN ACCENTS	61
112565	BROOKDALE INTL SYSTEMS, INC.	2,580
112755	BUCK KNIVES	1,000
112763	BUCKY PRODUCTS	133
112953	BYRON ORIGINALS	83
113167	CAFRAMO	856
113225	CADDIS MFG., INC.	327
113357	CAPITAL MANUFACTURING CO.	423
113688	QUANTUM ELECTRONICS CORP.	543
113696	QUALITY SPECIAL PRODUCTS	320
113951	CAPRESSO	445
114447	CATWALK	463
114488	CAP BARBELL	7,480
114538	CELESTRON INTERNATIONAL	145,461
114751	CATALINA TECHNOLOGIES, INC.	855
114827	CCL PRODUCT	528,654
114991	SOLAR GLOOOOW, LTD.	548
115121	CIRCA	140
115394	CEPIA	1,040
115485	HSN MARKENTING	1,436
115568	COAST CUTLERY CO.	650
115618	WHITE BEAR TECHNOLOGIES, INC.	22,515
115931	COHESO, INC.	16,272
117580	COMMERCIAL TECHNOLOGY SYSTEMS	136,624
117622	COMMON WEALTH ACCESSORIES	2,708
119560	COUNTRY CLUB SPORTS, INC.	1,200
119982	CREEKSIDE COLLECTION, THE	1,500
120089	CREATIVE MOTION	3,500
120337	CWR ELECTRONICS	95,070
120568	DA MERT COMPANY	833
120576	DR. LIVINGSTON, I PRESUME	702
120683	THUMPER MASSAGER, INC.	(1,859)
120691	D&H DISTRIBUTING	(7,274)
121210	DA4 PRODUCTS	8,680
121327	HELICOR INC.	230,540
122010	DERMANEW	263
122606	DFE INC.	-
122622	DIGITAL BUSINESS PROCESSING	161,843
123380	DYNA FLEX	119,586
123497	DYSON, INC.	(2,500)
123596	EAR HUGGER	5,673
124396	EDWIN MCAULEY ELECTRONICS,LTD.	132,565
124503	ELCANO WOOD MODEL SHIPS	42
124768	ELECTROLUX HOME CARE	105,772
124800	ELECTRONICS TOMORROW LTD	(8,820)
124982	EMJOI, INC./MOBIT	105,452
124990	EMISSIVE ENERGY CORP	111,205
125070	ENERGY TECHNOLOGY LABORATORY	177,942
125138	HONEYWELL CONSUMER PRODUCTS	1,009
125211	ENHANCER PRODUCTS	2,534
125278	ERIC BEARE ASSOCIATES LTD.	(3,750)
125286	BASF CATALYSTS LLC	93,045
125336	EPILADYUSA, INC.	112,360
125518	ESSENTIAL GEAR, INC.	769
125534	ESTES-COX CORPORATION	127,269
125559	ESI, INC.	104,235
125724	ETYMOTIC RESEARCH	2,936
125898	EVEREADY BATTERIES	100
125963	EXCALIBUR	13,756
126136	LUMATEC	700
126151	EXETER TECHNOLOGIES INC.	2,369
126219	LEAP FROG-KNOWLEDGE KIDS	3,234
128025	FITOVERS EYEWEAR USA	1,928
128041	FIUS DISTRIBUTORS, INC.	-
128215	FACE-FIT MARKETING	544
128827	FLORITA NOVA	38
128918	FLOXITE COMPANY INC	500
129171	FORESIGHT PRODUCTS, INC.	1,198
129437	KKI WORLDWIDE	293
129601	KNG AMERICA	11,580
129627	REEBOK INTERNATIONAL LTD.	64
129700	FRANKLIN COMPUTER	488,178
130245	FREDDY CONNECT PRODUCTS	2,633
130427	FRIENDLY ROBOTICS	1,388
131300	FUTAI-LEIGHTON	191,366
131532	GAMBLERS GENERAL STORE	370
132050	GARMIN INTERNATIONAL, INC.	1,563,439
132472	GEOCHRON ENTERPRISES,INC.	222
133082	RAZOR USA	373,024
133223	GOLDEN RATIO WOODWORKS	1,155
133371	GOOSEBUMPS PRODUCTS. INC,	1,205
133421	GOOD EARTH LIGHTING INC.	790
133777	LARGUS INC.	38,027
133959	GRIFFIN TECHNOLOGY	429,632
134643	LAMANI, INC.	113
135095	HARTMAN PRODUCTS INC.	884
135228	HANIG & COMPANY	409
135442	TV PRODUCTS USA	551
135459	TWEEZERMAN INTERNATIONAL	(1,269)
136168	HERBAL CONCEPTS	101,105
136192	HERBKO INTERNATIONAL, INC.	54
136275	HEROKA INDUSTRIES LMTD.	27,960
136416	HIDDEN GREENS, INC.	472
137208	CAN YOU IMAGINE	6,055
138651	I. LEVY SONS, INC.	300
138677	I-JAM MULTIMEDIA LLC	126
138685	I ROBOT	(1,250)
138701	HUMAN TOUCH, LLC/ Interactive health	714,854
139162	IDEAVILLAGE PRODUCTS CORP	4,413
139568	MIDLAND CONSUMER RADIO	3
139691	IMAGE TIME INC.	752
139774	IMS ENTERPRISES	104
139980	INTELIQUEST	3,978
140004	INTERNATIONAL CELLULAR COMM	320
140491	INCEPTOR INC.	240
140582	INCENTIVE CONCEPTS	1,898
140608	ION AUDIO	623,497
140616	ITOY INC (HK) LIMITED	24,461
140764	IN2 PRODUCTS	224,752
140913	JB RESEARCH, INC.	32,311
140970	JIFFY STEAMER COMPANY	4,286
141010	JRL TOYS	1,835
141085	JORST INTERNATIONAL DI-ZAINS	27,757
141226	JERDON PRODUCTS INC.	95,455
141309	JCF TECHNOLOGIES	5,000
141317	JSF INDUSTRIES	4,218
141358	JUST ACCENTS	188
141499	JETTA COMPANY LTD.	37,112
141515	JWIN ELECTRONICS CORP	49,427
141523	JIMMYJANE INC.	57,289
141572	JOSEPH ENTERPRISES, INC.	2,300
141945	KEYS FITNESS PRODUCTS	584
142026	KINCAID FURNITURE COMPANY,INC.	11
143362	KUNNEX INCORPORATE	31,130
143917	KAI USA	327,391
144337	ULTREO INC	286,400
145391	LEKI-SPORT USA	3,700
145631	LEXAR MEDIA INC.	79,386
145755	ETON	139,552
146209	LIFT DISPLAY	333
146464	LITTLE TIKES CO.	92
146498	LKL INNOVATIONS	500
146811	LMC PRODUCTS INC.	1,400
147132	FIRESTARTER/FORMERLY LEHR JENS	633
147504	MAD CATZ, INC.	39,298
147538	MAGELLAN NAVIGATION INC	681,306
147744	MANUAL WOODWORKERS & WEADERS	110
147785	MAN NIN SHING CO., LTD	(533)
148767	MASTER REPLICAS LLC	571,664
148957	MAVIZEN	(2,500)
149013	SALTON/MAXIM HOUSEWARES, INC.	6,678
149724	MEASUREMENT SPECIALTIES, INC.	507
149815	MEADE INSTRUMENTS CORPORATION	196,404
149856	MEDIA STREET, INC.	(5,750)
149872	MEDIA SYNDICATION	5,000
149906	ROYAL APPLIANCE MANUFACTURING	101,248
149914	MEGA MARBLES/VACOR USA	221
150359	MERCHSOURCE	-
150490	MEUCCI ORIGINALS, INC.	920
152439	MOBICOOL INTERNATIONAL	75,000
152819	MONTAGUE USA	937
152850	GENERAL INSTRUMENT CORPORATION	358,178
152892	Q RAY	6,702
153049	MOBIKY USA	72,222
153056	MOBILE-SHOP	30,100
153122	PUREHITECH	238,711
153486	NANDA HOME, LLC	140,484
154351	MELCO WIRE PRODUCTS COMPANY	176
154930	NEOSONICS CORP.	855
155051	NEON SOURCE	500
155432	JUST AMERICAN MERCHANDISE INC	1,000
155754	NORELCO/SONICARE	137,624
155960	NORTHERN INT'L INC.	2,800
156620	OMEGA PRODUCTS,INC.	250
156752	OLISO INC	159,413
156786	OKO INTERNATIONAL	36,469
157057	CT GLOBAL INC./ One for all	11,010
157115	PHILIPS DAP NO. AMERICA	(611)
157826	ORALGIENE	250
158204	ORECK CORPORATION	946
159590	PAN-OPTX	2,500
159673	180S, LLC	7,746
159897	SWISS TECH PRODUCTS	54,846
160317	PANASONIC-DIG STILL CAMERA	(3,750)
161273	PETER GORMAN	712
161307	PHILIPS CONSUMER ELECTRONICS	(7,939)
161315	PHILIPS ACCESSORIES	19,532
161422	PHORM	4,450
161554	PITTSBURGH PLASTIC MANUF.	403
161760	PLANTRONICS, INC.	2,731
161778	PLANRITE TRADING COMPANY	5,459
161810	PHYSI-CAL ENTERPRISES	(1,250)
161901	PLASTON INTERNATIONAL	(3,177)
161968	POLYCONCEPTS USA, INC.	5,485
162503	THE CIT GROUP/COMMERCIAL SVCS	(7,529)
163006	PRECOR, INC.	1,740
163014	PREMIER KITES	500
163055	PRESENTATIONS PLUS	274
163071	RETRO 1951	2,499
163097	PREPARA	9,000
163675	PRODYNE	26,036
163782	ICON HEALTH & FITNESS/PROFORM	10,000
163931	PRO PERFORMANCE SPORTS	2,571
165076	Q3 INNOVATIONS, LLC	4,600
165258	RABCO EXPANSION SYSTEMS	1,080
166603	RAINBOW LAMP CORPORATION	3
167007	RAWCLIFF CORP.	1,579
167148	RAZORGUARD, INC.	100
167593	RED STAR TRADERS, LLC	25,500
167742	RELIANCE LAMP CO., INC.	100
168369	RIALTO PRODUCTS, INC.	3,000
168690	RMP, INC.	3,365
168716	STRAHL/CLICK CLACK!	1,045
168724	RODENSTOCK GROUP	2,500
169045	ROYAL CROWN	500
169052	ROYAL PATINA	3,000
169193	RICHARTZ USA	174
169276	S.J. MILLER COMPANY	127
169284	S.K. & I. COMPANY	155
169326	RICO RAGBIR INTERNATIONAL CO	2,250
169334	ROYAL SOVEREIGN INT'L INC.	102,113
171025	8X8, INC.	784
171306	SANDISK CORPORATION	10,965
172007	SANYO FISHER (USA) CORPORATION	(2,500)
172908	SEIKO INSTRUMENTS USA,INC.	4,800
173146	SELAMAT DESIGNS	5,255
173575	FOOTSENSE INC.	100
173633	SEQUIAM CORPORATION	311,700
174623	SHOWERSTART, LLC	7,995
175059	SIMPLE SHOE	13,504
175091	SK ENTERPRISES, INC.	325
175125	SINOSOURCE INC.	204
175323	SILCON INNOPRODUCTS LTD.	32,346
175471	SAFARI LTD.	170
175547	SAGAFORM INC.	3,467
175711	SKYLINE NORTHWEST CORP	284
175976	SMART DESIGNS	300
175992	SMART PLANET	5,951
176040	SMARTSHOPPER ELECTRONICS	209,754
176123	SOLIDO (U.S.A.),INC.	77
176131	SOG-SPECIALTY KNIFE	1,282
176156	SOLEX INDUSTRIES	10,350
176172	SOLOPOINT	239
176255	SONGBIRD HEARING INC.	42,347
176867	SPALDING (RUSSELL ATHLETIC)	1,341
177097	SPEEDO AMERICA	500
177121	SPECTRUM DIVERSIFIED DESIGNS	2,000
177402	SONY ELECTRONICS INC.	(1,250)
178418	SPORTLINE, INC.	235,571
178897	STARRETT COMPANY	1,248
178988	STL ELECTRONICS LIMITED	669,722
179168	STUFF DESIGN INC.	950
179176	STERN PINBALL INC.	36,550
179267	STAMINA PRODUCTS INC.	2,317
179333	SUNCAST CORPORATION	579
179408	SUN LUEN ELECTRICAL MFG.CO	133,039
179416	SUN-MATE	696
179531	SUNDAY ELECTRONICS	7,018
179556	STYLE SCIENCE	164,100
179788	UNDER SAIL MARKETING, LLC	34,670
182311	TAO MUSIC INC.	385,034
182840	TACTICA INT'L INC.	24,666
182915	TAGCO LLC	1,037
183053	TALUS CORP	2,534
183327	TANGENT TOYS	700
183400	TASCO SALES INCORPORATED	5,000
184309	TECHNASONIC ELECTRONICS, INC.	24,477
184820	TENSOR CORPORATION	5,326
186171	THERMOSCAN INC.	127
186486	TILIA, INC.	853
188813	TOM TOM, INC.	2,052,970
189175	TOP INNOVATIONS, INC.	-
189563	TRG ACCESSORIES	51,587
190173	TUMI, INC	51,253
190397	UNIVERSAL APPLICATION DESIGN	728
190488	US ROBOTICS	9,193
190520	UNIVERSAL WATCH	280
190611	UTILITY ENTERPRISES CO., INC	8,620
190629	TYRELL, INC.	(2,500)
192070	UGOBE, INC.	582,560
192112	ULTRA-OPTIX INC.	247
192138	V. P. DESIGNS	256
192872	VICTORE SUPPORTS, INC.	422
193011	VERILUX	55,877
193086	VIAWORLD ADVANCED PRODUCTS	1,725
193110	VIEW & VIEW TECHNOLOGIES	46,673
193136	VICTORINOX SWISS ARMY	76,475
193169	VIRTU CO.	1,411
193623	TEND SKIN COMPANY	300
193664	LEARNING CURVE	44
193672	VTECH COMMUNICATIONS	79,317
193763	VISIBALL USA	130,525
193797	VOXRED INTERNATIONAL	12,978
193805	V-MODA, LC	257,334
194159	WARNER/ELEKTRA/ATLANTA CORP.	2,807
194332	WEIN PRODUCTS, INC.	1,100
194746	WEST COAST CUSTOM DESIGNS	131
194936	WHERIFY WIRELESS, INC.	74,028
195222	WILIFE	7,169
195388	WING SON GARMENTS	2,000
196014	WORLDSKY ELECTRONIC CO., LTD	500
196428	ICI USA, LLC	(568)
197426	ZADRO PRODUCTS, INC.	962
197434	YOMEGA CORP.	500
198515	ZINUS INC.	201,003
199083	ZURA SPORTS, INC.	100
199125	ZYGMUNT & ASSOCIATES	6,075
200253	A C EXPRESS COURIERS	385
202374	ABF FREIGHT SYSTEM INC	539
202416	ABQ EXPRESS CARTAGE INC	573
202960	ACE TRANSPORT	170
203562	ACTION MESSENGER SERVICE	2,486
205559	AIT WORLDWIDE LOGISTICS	1,030
205898	AACSP	310
205922	V. ALEXANDER AND CO.	-
206417	ALPHA 7 COURIER SERVICES	400
211300	APPLE COURIER	1,038
211326	APPROVED FORWARDERS OF HAWAII	2,237
211706	ARROW EXPRESS CORPORATION	110
213439	AVERITT EXPRESS, INC.	72,676
215624	BLUE AND ASSOCIATES	262
215731	MATCHMAKER TRANSPORTATION	3,012
216598	BONNIE SPEED DELIVERY, INC.	230
219972	CALIFORNIA PACKAGING CORP	81,343
220103	CAPITOL COURIER	65
222919	CENTRAL FREIGHT LINES, INC.	2,776
223016	CENTRAL TRANSPORT	1,149
223503	CMR GROUP LTD.	73,107
223701	COMET COURIER CORP	10,971
226589	VELOCITY EXPRESS	2,929
227058	COURIER EXPRESS	2,873
228676	D & M TRANSPORTATION AND	700
228882	DART COURIER SERVICE	1,760
230318	B&B COURIER	1,995
231209	DHL WORLDWIDE EXPRESS	36,033
232520	SRJR FREIGHT, LLC	415
232553	DOT-LINE TRANSPORTATION	5,280
234369	MERCER TRANSPORTATION	2,924
234765	ENA COURIERS	3,902
235382	EXTRA EXPRESS	3,686
235408	FAMILY LOGISTICS, LLC	9,250
236430	FEDEX-FEDERAL EXPRESS CORP	7,935
238519	G & P TRUCKING COMPANY INC	5,867
239640	GILBERT WEST	22,746
239996	GOLDSTAR COURIERS, INC.	150
242065	HEAVEN SENT WORLDWIDE COURIER	14
243998	IMPERATORE COURIER SYSTEMS,INC	271
244988	KING COURIER	256
245274	INLAND EMPIRE FREIGHT SYSTEMS	300
245571	INTEGRITY FREIGHT SERVICES	1,602
249243	LEONE TRUCKING MOVING, INC	4,094
251595	MAERSK SEALAND	225
251645	MAGIC MESSENGER,INC.	243
252049	MARBLE & GRANITE INTERIORS	450
253344	MONK TRANSPORTATION LTD.	984
253831	MYERS FREIGHT SERVICE, INC.	183
254045	NONSTOP DELIVERY	4,765
254482	NVC LOGISTICS GROUP, INC.	122,266
255190	ON THE SPOT DELIVERY	148
256255	PANALPINA INC.	(4,619)
259697	PHOENIX EXPRESS	1,275
260042	PILOT AIR FREIGHT	104,610
260232	PMC LOGISTICS, INC.	4,045
260331	PIONEER EXPRESS CORP -CORP	252
261495	PRIORITY 1-CORP	151,440
262501	PREMIER TRANSPORT, LTD.	153
263244	QUALITY CARTAGE, INC.-CORP	105
265173	R & L CARRIERS	557
267153	ROADWAY EXPRESS INC.	274,862
268045	APX LOGISTICS, INC.	26,578
275057	DYNAMEX	880
278010	SOUTHEASTERN FREIGHT LINES,INC	291
279000	SOUTHWESTERN MOTOR TRANSPORT	26,009
280891	SPECIALIZED TRANSPORTATION INC	1,573
282616	TARASCO TRUCKING	814
282673	TEAM HERNANDEZ LLC	327
285361	CONTAINER FREIGHT	18,881
287953	TRANS TIME EXPRESS	3,523
288423	MIRANDA DELIVERY SERVICE	405
289058	MLG TRUCKING, INC.	3,045
289272	SPEEDY MESSENGER AND DELIVERY	53
289660	SPI INTERNATIONAL TRANSPORTATI	1,725
290858	FEDEX FREIGHT WEST	115,446
292946	WDI COMPANIES, INC.	1,060
294801	YELLOW FREIGHT SYSTEM, INC.	349,197
295345	YOUR FREIGHT SOURCE	155
295592	UNITED PARCEL SERVICE	6,422,525
298505	UPS-SUPPLY CHAIN SOLUTIONS	271,304
298521	US CUSTOMS	2,185
298547	UPS FREIGHT	201
298562	UPS PARCEL DELIVERY SERVICE	1,399
300145	A.A.C. UNITED FIRE & SAFETY	60
300327	A-ADVANCED FIRE & SAFETY EQ.	91
300343	A.F.C., INC. OF LOUISIANA	44
300558	A-1 WINDOW CLEANING-PARTNER	46
300913	ACCOUNTEMPS	4,219
300947	ACE DIGITAL VIDEO	1,288
302265	ACTION SCREEN PRINTINGCORP	7,223
302562	ALL SERVICE REFUSE CO, INC.	320
302810	ALLAN AUTOMATIC SPRINKLER CORP	471
302992	AC SERVICE - DONELSON AC	39
303008	AIRGAS MID-SOUTH, INC.	90
303016	TITAN ARMORED CAR & COURIER	733
303065	AKAMAI TECHNOLOGIES, INC. -COR	15,021
303263	ABE'S TRASH SERVICE, INC.	88
303537	AOL, LLC	228,955
304055	ABM JANITORIAL SERVICES	10,115
304170	ADELMAN - CORP	312
304295	WORKFORCELOGIC	151,447
304592	AJB SOFTWARE DESIGN INC.	22,930
304600	AMERICAN EXPRESS	60,232
304824	ABLE SERVICE, CO.	698
305060	AMERICAN LIST COUNSEL,INC-CORP	166,608
305094	VALENTINE ELECTRICAL	650
305110	ALPINE ACCESS, INC.	10,000
305219	ALL SYSTEMS GO	600
305318	VIRGINIA FORKLIFT, INC.	23
305367	AMREP -FOREIGN	170
305391	AIR TEMPERATURE SERVICES, INC.	256
305656	ATI	10,257
305664	SEE THROUGH IT ALL	186
305888	AMERICAN CARPET & UPHOLSTERY	415
305995	ACCESS VG, L.L.C.	414
306035	AJILON OFFICE	9,263
306183	ALL STATES ASPEN GROVE SVCS	486
307124	UNITED RENTALS	356
307280	XPEDX-CORP	1,344,721
307298	UNISTAFF, INC.	1,742
307314	ARCET EQUIPMENT COMPANY	109
307694	ARKANSAS ROOTER INC.	160
307827	ATLAS-ACON ELECTRIC SVC CORP.	428
307900	ARROW MECHANICAL CONTRACTORS	141
308007	ARROWHEAD DRINKING WATER CO	709
308239	ALPINE WATER SYSTEMS LAS VEGAS	166
308254	STITLE REALTY SERVICES CORP	474
308569	ARTIST'S SERVICES	960
308627	STAR PARK- REF: ASHFORTH PACIF	2,370
308841	USIS COMMERCIAL SERVICES	792
308858	ART'S CARPET CLEANING PLUS	400
308999	AMERICAN HEATING, INC.	195
309047	ASPEN MEDICAL, INC.	279
309211	UNITED ELEVATOR COMPANY	301
309815	SUNSHINE RECYCLING, INC.	104
309823	NEUSTAR, INC.	15,269
310052	AUTOMATIC DOOR SALES & SERVICE	603
310094	TULLY MECHANICAL, INC.	3,513
310102	AUTOMATIC FIRE CONTROL, INC.	35
310326	B & T PALLET, INC. -CORP	4,654
310599	WAYNE'S WINDOW CLEANING	155
310656	BANCROFT & MCALISTER/-CORP	16,500
310664	BALTIMORE COUNTY, MARYLAND	17
310680	WACHOVIA BANK	8,122
311183	BARRY F. SCHERMACHORN	500
311571	BAYLINE MECHANICAL	260
311589	BAYSIDE PLANTS- CORP	265
311605	BAYSIDE PRINTED PRODUCTS	98,241
311928	BELL, BOYD & LLOYD LLC	330,424
312363	AIRMASTERS LLC	766
312405	BERGER ENGINEERING COMPANY	2,698
313007	BPS REPROGRAPHIC SERVICE	193
313072	BILLET CONSTRUCTION MGMT. CORP	18,303
313494	BOARD OF POLICE COMMISSIONERS	140
313536	BEYONDWORK INC-CORP	17,770
313643	BOCK.COM -CORP	550
313817	BI	32
313924	BRANN & ISAACSON	2,768
314039	BRASK BROADWAY SERVICES	281
314047	BRIGHTON AIR CONDITIONING INC.	1,144
314229	BRINCO MECHANICAL SERVICES INC	2,592
314252	BUG MAN, INC. -CORP	75
314351	CONNECTION	192,396
314609	BRISTER STEPHENS INC.-CORP	148
314856	BROOKWOOD BUILDERS, INC.	1,447
315267	BULBMAN INC	145
315325	BUCKHEAD ELECTRIC CO. INC.	195
315994	BURRELLE'S LUCE	1,601
316000	BUSINESS WIRE	3,559
316604	C&H DISTRIBUTORS, INCORPORATED	23
316661	C-THRU WINDOW CLEANING, LLC	220
316885	ALLIED WASTE SERVICES #463	1,295
316901	C T CORPORATION SYSTEM-CORP	33,055
317552	ALL COUNTY WINDOW CLEANING	77
317818	REXEL CAPITOL	391
317834	CAPLAN, DAVID-SOLE PR	2,161
317925	CARLSON MARKETING GROUP, INC.	537
318444	CASM, INC-CORP	617
319541	CITY CENTER PARKING	973
319681	CITY OF SANTA ANA - FIN. DEPT.	29
319806	CITY STAMP & SIGN CO., INC.	178
319822	CITY OF NEWPORT BEACH	79
320085	CHRIS WALKER -SOLE P	80
320119	CHOICEPOINT PUBLIC RECORDS	257
320192	CISCO-EAGLE INC-CORP	2,933
320267	CHROMA PRODUCTION SERV-SOLE PR	11,815
320804	CLEANWAY L.S. INC.	9,180
320838	CITY OF ONTARIO	485
320911	CLEARVIEW CLEANING CONTR-CORP	126
320945	CLEAR MOUNTAIN WATER-CORP	713
320986	EMCOR SERVICES	3,000
321638	CLIMATE ENGINEERING, INC.-CORP	989
321737	CRAIGSLIST.ORG -CORP	25
321810	NEXT JUMP-CORP	5,997
322339	COMYNS, SMITH, MCCLEARY & CO.	15,610
322917	CHINA PATENT AGENT, LTD.	21,024
322925	CIT TECHNOLOGY FIN SERV, INC	1,957
323329	GIBRALTAR- CORP	9,675
323568	CORPORATE LIMOUSINE & SEDAN	923
323584	COR-O-VAN MOVING AND STORAGE	6,451
323626	COUNTY OF ORANGE	42
323873	IKON FINANCIAL SERVICES	12,299
324301	CULLIGAN BOTTLED WATER	149
324384	CUPID COURIERS -PARTNER	19
324483	CANON FINANCIAL SVCS, INC.	2,791
324558	CROWN EQUIPMENT CORP	540
324707	CRYSTAL SPRINGS BOTTLED -CORP	42
324723	WAGEWORKS	3,796
324814	COMMERCIAL STEAM TEAM	531
324970	CAPITAL WASTE INC.	334
325001	COREMETRICS, INC	38,934
325639	ZONES-CORP	3,730
326009	DANIELS DISPLAY COMPANY INC	594
326538	DATAVANTAGE CORPORATION-CORP	23,366
326678	DAVIS POLK & WARDWELL -PARTNRS	157,037
326793	DAVID KATZ CONSULTING-CORP	20,163
326868	DE LEON CLEANING	250
327106	CLEAN WINDOW COMPANY	420
327155	JAVALOGICA CORPORATION	35,870
327262	CONTI PRINT/DESIGN	295
327429	COOLING EQUIPMENT SERVICE, INC	450
327494	DEFFENBAUGH DISPOSAL -CORP	505
327551	DEMARTINO ELECTRIC	674
327700	DENSEL COMPANY -CORP	993
328591	CITY OF HURST WATER DEPT	20
328633	CENTRAL STATION	22,610
329292	COMMERCIAL PLUS JANITORIAL	1,095
329326	CRYSTAL CLEAR WINDOWS	16
329516	USPS DISBURSING OFFICER	16,627
329888	DIRECTV	28
329987	STEVEN K ADACHI ELECTICAL	2,974
330134	CENTRAL IOWA MECHANICAL	103
331686	JACK SCHIMELFINING	135
331694	JACKSON LEWIS	952
332148	ECKLAND WINDOW CLEANING	120
332437	EKARIA	234
332445	ECHOSTAR COMMUNICATIONS	1,382
332841	ELECTRIC ONE	226
332866	DHL SMART & GLOBAL MAIL	3,201
333146	DONNELLY MECHANICAL CORP	1,460
333237	EDGEWATER FIRE PREVENTION	125
333583	ELLIS ENTERPRISES -CORP	378
333781	ENTERTAINMENT BOOK	51,526
333856	EXCELLENT WINDOW CLEANING	1,699
333880	EAST END TRUE VALUE HARDWARE	70
334516	EARTHLINK, INC.	1,330
334656	F.M. FIRECONTROL CO., INC.	59
335372	FIREMASTER - LOS ANGELES	80
336115	FORD MODELS, INC.	1,350
336602	COLE FOX HARDWARE, INC.	2,598
336917	TALX CORPORATION-CORP	3,609
336941	THE GRAPHIC SOURCE-CORP	118,346
337352	GALLAGHER FIRE EQUIPMENT	60
337691	FERRARI COLOR- CORP	40
337881	ADVANCE WINDOW CLEANERS-CORP	86
338459	GLASSMASTERS NORTHWEST	385
338608	GOLDEN GATE DISPOSAL CO-CORP	1,060
338723	GNB TECHNOLOGIES	3,070
338905	GEORGE JAMES	11,722
339184	GLOBAL COLLECT B.V.	3,410
339325	GRAPHIC SYSTEMS, INC.	253,397
339457	GOODMAN BUILDING SUPPLY	24
339713	GOOGLE, INC	926,190
340257	HALLMARK CLEAN CARE	875
340927	SEARCHWRIGHT	6,581
341768	HELLO DIRECT -CORP	352
342030	MICROSOFT CORP.-CORP	73,542
342477	HICO, INC.	5,330
342618	HILTON HHONORS WORLDWIDE-CORP	9,507
342642	HILL & KNOWLTON, INC.	115,200
342733	HARRIET BURGE, PH.D.-SOLE P	5,000
342808	HINCKLEY SPRINGS	436
342816	SDI USA, INC.	1,200
342956	HAUSER LIST SERVICES INC.	1,320
343087	HANCOLLC	3,308
343202	HSM ELECTRONIC PROTECTION SVC	2,542
343400	HOGUE AND ASSOCIATES INC.	7,838
343483	ADVERTISING SPECIATLY -CORP	2,180
343517	EXPERIAN MARKETING SOLUTIONS	33,140
343525	THE FRESNO BEE -CORP	2,097
343764	HOUCHIN ELECTRIC CO., INC.	139
343871	HOWARD SERVICE INC.	7,718
343897	FIRE CAUSE ANALYSIS	5,139
343970	HUNTINGTON WINDOW CLEANING CO.	224
344259	GEORGE DUENSING- SOLE	186
344267	GENERAL FIRE EQUIPMENT CO, INC	65
344473	POSTAGE BY PHONE	7,200
344671	ELTEX ENTERPRISES	50
344804	I B M CORPORATION	55,816
344945	G & K SERVICES	976
344986	ADVANSTAR COMMUNICATIONS, INC.	23,026
345520	IMAGE X	4,622
345553	INDUSTRIAL AIR	1,154
345850	INSTAL-LITE GLASS & MIRROR INC	6,307
345868	INSIGHTCORP	7
346064	INFORMATION VAULTING SERVICES	3,798
346080	INFOBRIDGE CONSULTING GROUP	12,828
346247	INTERCALL-CORP	3,812
346338	IRON MOUNTAIN -CORP	12,990
346726	INTERTEK TESTING SERVICES	2,200
347096	FULLER AND SONS HARDWARE, INC.	20
348664	KOLB ELECTRIC INC.	605
349050	VELCRO USA	9,859
349225	K.C.C. CLEANING SERVICE	80
349233	KERR PAPER & SUPPLY	2,611
349613	VERISIGN, INC.	20,680
349795	DIGI-KEY	42
350140	LINKSHARE CORPORATION	590,771
350181	INTERMOUNTAIN ELECTRIC, -CORP	139
350470	AMPAC PLATSITCS INC.	181,965
350876	LAB SAFETY SUPPLY, INC.	147
350918	LAMB & ASSOCIATES PACKAGING	10,086
351197	LOWNDES,DROSDICK,DOSTER,-CORP	125,394
351874	M.M. NEWMAN CORPORATION -CORP	6,353
352070	MANAGER OF REVENUE	176
352138	MAINSTREET AWNING & MAINT. INC	770
352328	MANNY STEIN INC.	401
352757	MARYLAND FIRE EQUIPMENT CORP.	45
352880	MARK OLSON ELECTRIC-SOLE PROP	4,184
352922	MI FULFILLMENT SERVICES	339
353300	MCMASTER-CARR SUPPLY CO	44
353581	BANK OF THE WEST	38,340
354217	KEY INFORMATION SYSTEMSCORP	1,001
354324	WINTHROP RESOURCES CORPORATION	36,671
354373	MAGIC EXTERMINATING CO., INC.	64
354456	MAR-CO EQUIPMENT COMPANY	319
354472	LON'S ELECTRICAL SERVICES, INC	998
354597	TOM DAMBRA SERVICES	250
354951	THELEN REID	937,803
355065	UPROMISE, INC.	67,569
355297	VERIFIED LABEL & PRINT, INC.	238
355990	IEM-INT'L ENVIRONMENTAL	1,187
356238	LEAWOOD POLICE DEPARTMENT	10
356477	ITA GROUP - CORP	18,087
357285	METRO DOOR-CORP	40,081
357392	GUARANTEE MECHANICAL SVCS.	1,017
357582	TERACO, INC.	(706)
357848	MASS ELECTRIC CONSTRUCTION CO	905
357871	AGUSTIN ESPARZA	754
357996	HVAC SOLUTIONS	295
358028	FRY, INC.	3,450
358051	MADISON MEDIA CORPORATION	73,190
358572	MONARCH INDUSTRIES, INC.	7,315
358606	MIDTOWN NEON SIGN CORP. -CORP	4,131
358671	AC FLASH REPAIR	701
359026	MOUSER ELECTRONICS INC.	10
359224	MODERN EXPRESS COURIER -CORP	720
359448	NASCO, INC.	637
359471	NASDAQ, INC. -CORP	35,000
359612	MORTON E. DAVID	12,067
359703	MIELE SANITATION CO	347
359729	MILLARD GROUP INC	162,069
359760	MIKE ELLOWITZ -SOLE P	35
359778	MONTGOMERY COUNTY-MARYLAND	55
361691	MOTION INDUSTRIES, INC.	1,404
362061	NEW	2,071,915
362749	NEWCAL INDUSTRIES	2,854
362814	NEXTAG	20,653
362897	NETVERSANT	2,855
363010	NEVADA DEPT OF TAXATION	1,460
363069	NCR CORPORATION	628
363366	HELIOGRAMME AMERICA, INC	5,951
363424	FISH WINDOW CLEANING	248
363465	A2Z SIGNS	34
363754	NOVUS PRINT MEDIA INC.	1,817,115
364133	METRO TECHNOLOGY, INC	31
364224	MOUNTAIN HEATING & COOLING	170
364562	OFFICETEAM -CORP	467
364927	RAYMARK MECHANICAL, INC.	196
365007	MR. T CARTING CORP.	399
365379	VARSITY CONTRACTORS, INC.	643
365437	MARKMONITOR, INC.	3,087
365601	OLYMPIC GALLERIA SERVICES	1,031
365676	OMAHA STEAKS	150
365791	HARBORVIEW CLEANING	948
366104	OSTERWISCH COMPANY	108
366245	RIA	81
366310	OSCAR PRINTING CO.	15,346
366609	OZARKA DRINKING WATER	353
366674	EXPONENT, INC.	65,548
366765	INTERNAP NETWORK SERVICES	1,393
366773	NEXTACTION CORP	5,495
367391	SUPPLY TECHNOLOGY,INC.	138
367532	LIGHTING MAINTENANCE INC.	401
367854	OFFICE MAX	73,014
368092	THOMSON FINANCIAL CORPORATE	8,171
368233	LITTLER MENDELSON, P.C.	2,093
368555	INTELLICORP	464
368894	IANYWHERE SOLUTIONS, INC.	4,769
368977	TRIGEN	3,338
368993	KLIOSYSTEMS LLC	11,160
369082	NASD, INC.	106
369371	PALM BEACH COUNTY SHERIFF'S OF	100
369991	PEAK TECHNOLOGIES	18,569
370122	JACOBY, GEORGE	120
370163	INDUSTRIAL FIRE PROTECTION	100
370254	TEKSERVE POS	305,946
370403	MKI	80
370619	PENINSULAR MECHANICAL	80
370742	PETTIT, C.	119
370767	PETER MYERS -SOLE PROP	12,880
370882	PEORIA DISPOSAL COMPANY	312
371088	OLYMPIC SUNSET SERVICES	216
371179	PHEILS, JON D. - LAW OFFICES	8,275
372029	MISSION PRODUCTIONS LIMITED	280
372078	GORHAM FIRE APPLIANCE CO.	45
372359	PNC BANK	5,673
372565	PORT WASHINGTON WINDOW-CORP	185
372771	PRAIRIE ELECTRIC COMPANY	190
372813	PRECISION AIRE, INC.	986
373084	PREVENTIVE FIRE & SAFETY-CORP	62
373266	PREFER NETWORK, LLC	53,130
373324	PPAI EXPO - LAS VEGAS	2,349
373530	LARRY MILLER INC.	785
374249	PROMOTIONAL IDEAS	1,178
374371	PROTIVITI	187,262
374553	PSI GROUP	195
374561	EMERALD AIRE	237
374793	CENTERPOINT MARKETING, INC.	17,789
374868	LAKEVILLE/PACE MECHANICAL INC.	147
374934	CYTIVA INC.	21,200
374967	GIFTS.COM	213,802
375048	STURDEVANT REFRIGERATION &	771
375378	COMMERCIAL AIRE, INC.	527
375394	GREENBEAR CONSTRUCTORS, INC.	465
375576	PURCHASE POWER	5,164
375923	OFFERMATICA	54,000
376210	QUALITY MECHANICAL	3,486
376319	QUEBECOR WORLD (USA) INC.	3,747,473
376707	RADIO SHACK	50
376749	CARMEL MARINA CORPORATION	96
377101	REED SMITH SHAW & MCCLAY	1,737
377291	RED ROCK WINDOW CLEANING	465
377507	PACIFIC SIGN & DESIGN INC.	1,406
377523	CINTAS FIRE PROTECTION	393
377598	US GUYS WINDOW CLEANING INC.	180
377655	RICE, ROBERT	24,525
377770	RIVERSIDE BOX SUPPLY CO,. INC.	5,243
378000	REMCO	228
378265	RETURN PATH, INC.- CORP	4,240
378745	ROCKLAND FIRE EQUIPMENT -CORP	153
379107	SAFEMASTERS CO, INC.	108
379321	RR DONNELLEY FINANCIAL	1,060
380170	RICK'S LP GAS - CORP	63
380469	NELSON ELECTRIC, INC.-CORP	873
380485	RICHMOND TIMES DISPATCH	15
381319	RIGHT NOW TECHNOLOGIES	32,417
381947	SCHOOLPOP, INC.-CORP	12,001
382143	PARADYSZ MATERA COMPANY	294,066
382192	PAT POWERS	95
382267	SAFETY FIRST CO. OF VIRGINIA	41
382366	S & J WINDOW WASHING	650
382432	S & P ELECTRIC COMPANY, LLC	325
382648	THE WALDINGER CORPORATION	216
382895	SEGERDAHL GRAPHICS, INC. -CORP	328,210
382978	SELECT PERSONNEL SERVICES	38,272
382994	SEMAC ELECTRIC	5,297
383117	SENNCO SOLUTIONS INC.	3,402
383265	SEPE, INC. -CORP	919
383273	SERVICE & MAINTENANCE CORP.	641
383372	INOVIS, INC.	5,283
383422	LAND'S END	720
383497	ENVIRONMENTAL MECHANICAL	548
383539	HELLER EHRMAN LLP	99,580
383760	SERVICE MECHANICAL INC.	916
383828	J.W. MOORE	2,032
384008	L & F ELECTRIC, INC.	92
384016	NUCHEM CORP	(594)
384115	RESPONSYS, INC.	50,140
384446	IL MECHANICAL, INC.	610
384552	CAMPBELL ELECTRICAL SERVICES	530
384677	RIMM-KAUFMAN GROUP, LLC	29,756
384859	INDUSTRIAL BUILDING SERVICES	1,389
385328	ATLAS PARTNER FOR RESULTS	1,502
385393	T & B ELECTRIC, INC.	120
385427	JEFF HILDINGER	75
385526	AMAZING! PEST CONTROL	44
385591	KILGORE ENGINEERING, INC.	4,392
385716	VOGEL	238
385732	B-P TRUCKING, INC.	665
385765	PAINTING UNLIMITED	200
385849	CHATHAM HEATING & AIR	170
385856	SENTRY MECHANICAL, LLC	126
385922	ASHFORTH PACIFIC, INC.	31
386086	AMERICAN FIRE & SAFETY, INC.	49
386094	CAPITOL ELECTRIC	595
386144	PACIFIC RIM CAPITAL, INC.	1,239
386185	BRIGHT AND CLEAR WINDOWS, INC	69
386193	BB&B	40
386219	CROSBY-BROWNLIE, INC.	557
386243	TRICO DISPOSAL, INC.	231
386292	FOX VALLEY FIRE & SAFETY	60
386367	B&C FIRE SAFETY INC.	53
386417	IAPPZ SOLUTIONS INC.	13,440
386532	PRICEGRABBER.COM, LLC	13,514
386581	PREFERRED HOTEL GROUP	186
386599	AUGUST SUPPLY, INC.	591
386953	GEMINI ELECTRIC, INC.	813
387001	WESTERN MECHANICAL	172
387092	BUZZSAW MEDIA	61,852
387274	SHAW MATERIAL HANDLING SY-CORP	7,490
387548	WEATHERMAN MECHANICAL	456
387613	ALHAMBRA	1,294
387621	SIGMA SUPPLY, INC. -CORP	101,192
388173	SIEMENS BUILDING TECH.	2,030
388330	SIMPLEXGRINNELL LP -PARTNER	2,243
388637	SNOWBIRD CORP. -CORP	55
388660	SONITROL CENTRAL ARKANSAS-PART	1,031
388736	SKYMALL, INC.	892,075
388744	SMITHEREEN COMPANY	43
388900	SOUND SECURITY - CORP	234
389007	SONITROL OF HOUSTON -CORP	913
389015	QUEST DIAGNOSTICS -CORP	460
389106	SOFTCHOICE CORPORATION	11,229
389262	SIX CONTINENTS HOTELS, INC.	201
389387	SHOPPING.COM	45,480
389635	SHOPZILLA.COM	24,001
389668	SOLUTIONS WINDOW CLEANING	76
389924	U.S. HEALTHWORKS MEDICAL GROUP	131
390005	VASEY	7,848
390070	HEALTHYAIR SOLUTIONS, INC	625
390260	RURAL PLUMBING & HEATING INC.	150
390674	SOUTHEASTERN PLUMBING, HEATING	900
390807	SOUTH BAY HEATING & AIR	4,394
391011	SOUTHERN DOCK SYSTEMS -CORP	904
391243	SPARKFLY- CORP	81
391276	SPARKLE WINDOW CLEANING, INC.	174
391375	SPENCER TECHNOLOGIES	680
391623	SPECIAL SYSTEMS, INC.	200
391987	ST. CROIX SENSORY INC.	1,000
392076	ST. VINCENT MEDICAL GROUP	60
392134	STAFFMARK, INC.	185,362
392142	KAMAN INDUSTRIAL TECHNOLOGIES	39
392258	STAHL, MARTENS & BERNAL, LLP	1,919
392456	WILLIAM R. FIELDS	12,237
392464	GROSS HOWARD	13,587
392480	MICHAEL S. KOENEKE	13,567
392514	HOWARD LIEBMAN	12,222
392548	REDLINE SOLUTIONS	24,794
392688	GRAPHIC COMMUNICATIONS	254,231
392803	STARS MODEL MANAGEMENT	900
393207	SUISSE ITALIA	475
393827	SYSTEMATIC PEST ELIMINATION	134
394023	YAHOO, INC.	177,989
394601	TERMINIX PROCESSING CENTER	2,799
395277	TRANS UNION CORPORATION	1,851
395350	TREASURER, CITY OF PITTSBURGH	135
395434	TRANS-WEST TELEPHONE COMPANY	1,780
396606	UNION-TRIBUNE PUBLISHING -CORP	250
396721	UNISOURCE WORLDWIDE INC.	906
396762	UNITED STATES POSTAL SERVICE	105
396911	UNITED CLEANING CONTRACTOR	160
397612	TOLL GRAPHICS	3,024
398180	GRAINGER	2,357
398941	WILEY, REIN & FIELDING	40,007
398966	WEST-LITE SUPPLY CO., INC-CORP	59,483
399014	WASTE MANAGEMENT HOLDING -CORP	11,880
399055	WOODRUFF-SAWYER & CO. -CORP	11,258
399550	ZEE MEDICAL	55
399733	ZENION INDUSTRIES	7,368
482885	THALHEIMER	2,348
514104	PPF OFF 345 SPEAR STREET LP	-
520001	M.S. MANAGEMENT ASSOCIATES INC	615
520251	CAPITAL PROPERTIES LLC	28
520262	WEINGARTEN NOSTAT, INC.	252
521902	SOUTH ST. SEAPORT LTD PARTNER	3,926
522201	#222 - HONOLULU STORE	938
522301	BERKSHIRE MANAGEMENT CORP.	1,406
522605	MCKENZIE-CHILDS OF NEW YORK	5,624
522703	CHAGRIN RETAIL, LLC	3,095
522803	SOUTH BAY CENTER, LLC	(156)
522901	1501 FOURTH AVE LTD	845
523001	NS MALL PROPERTY LP	978
523101	#231 - TROY STORE	1,021
523104	SOMERSET COLLECTION L.P.	163
523201	RICH - TAUBMAN ASSOCIATES	(6,143)
523605	7621 HG GALLERIA I, II, III	5,442
523701	BILTMORE SHOPPING CENTER	17,587
524004	SPG ARB ASSOCIATES, LP -PARTNE	6,358
524101	#241 - MIAMI STORE	14,697
524401	WOODFIELD MALL LLC	96
524701	#247 - SANTA ANA STORE	30
524702	WESTFIELD-MAINPLACE	673
525301	TWELVE OAKS MALLS LLC	861
525501	4822-BELLWETHER PROPERTY OF	18,917
525603	BRIDGEWATER COMMONS MALL, LLC	21,233
526101	TYSON'S GALLERIA	7,716
526201	7739-KEYSTONE FLORIDA	37
526303	4839 THE TOWN CTR BOCA RATON	8,168
526401	FORBES/COHEN FL. PROPERTIES	27
526501	#265 - OKLAHOMA CITY STORE	26
527104	0735-SDG DADELAND ASSOC., INC.
527303	MACERICH CORTE MADERA LP	1,495
527404	ROUSE FASHION SHOW MANAGEMENT	39
527603	HIGHWOODS PROPERTIES	1,968
527704	LEIDIG DRAPER PROPERTIES	375
527801	PIONEER PLACE LTD PARTNERSHIP	3,492
528003	KENWOOD MALL LLC.	5,509
528204	4645 FASHION VALLEY MALL	2,947
528303	WATER TOWER, LLC
528901	URBAN RETAIL PROPERTIES	1,705
529005	GLENDALE I MALL ASSOCIATES LLC	(4,222)
529303	4692 SPG CENTER, LLC	(1,859)
529504	WESTCHESTER MALL, LLC	1
529601	UPPER MERION TOWNSHIP	1,948
529801	SAINT LOUIS GALLERIA	(8,586)
530003	QKC MAUI OWNER LLC	448
530202	MEADOWOOD MALL LLC	(4,420)
530302	MILPITAS MILLS LP	7,295
530403	7601 - WMACH, LLC	2,229
530803	4836-THE RETAIL PROPERTY TRUST	2,528
531502	OLD ORCHARD URBAN LP	16,765
531601	AVENTURA MALL VENTURE	12,969
531704	TAUBMAN CHERRY CREEK SHOPPING	3,232
531801	MALL OF AMERICA COMPANY	2,555
531902	DANBURY FAIR MALL LLC	13,480
532002	FLORIDA MALL ASSOCIATES	6,420
532101	7703-KING OF PRUSSIA ASSOC.	(5,105)
532301	TOWSON TOWN CENTER	3,456
532402	GARDENS SPE L.L.C.	1,075
532601	ROUSE PROVIDENCE LLC	225
532701	4852- MALL OF GEORGIA LLC	69
532801	9180 MISSION VIEJO ASSOC. L.P.	19
532903	HORTON PLAZA LP	650
533001	251 POST STREET LLC	(69)
533201	PPR WASHINGTON SQUARE LLC	4,261
533301	WOODLAND HILLS MALL	1,920
533401	FLATIRON HOLDING LLC	7,543
533701	RCPI TRUST	2,076
533702	RCPI LANDMARK PROPERTIES, LLC	2,255
533801	4841-THE RETAIL PROPERTY TRUST	1
533902	TROLLEY SQUARE ASSOCIATES, LLC	(8,763)
534101	WILLOW BEND ASSOCIATES LP	1,085
534201	BOHANNON DEVELOPMENT CO.	1,788
534401	TAMPA WESTSHORE ASSOCIATES LP	(91)
534702	PS EXECUTIVE CENTERS, INC.	2,965
534703	EASTON TOWN CENTER II, LLC	1,497
535001	WESTFIELD - HAWTHORN, L.P.	1,360
535201	GARDEN STATE PLAZA	(555)
535301	BAYBROOK MALL LP	(3,362)
535501	EDWARD C. STAHL	14,940
535601	CPG PARTNERS, L.P.	38,624
535801	DDR P&M ASPEN GROVE LIFESTYLE	2,023
535901	MONTGOMERY MALL	(13,623)
536001	PARAMOUNT SQUARE AT
536002	PUBLIC STORAGE INC.	257
536201	TOWN CENTER PLAZA	1,056
536301	FORBES TAUBMAND
536501	DULLES TOWN CENTER MALL, LLC	3,046
536601	EVERGREEN/BRITANNIA LAND	672
536902	DSRG LP-FIG GARDEN	1,816
537001	AVON MARKETPLACE INVESTORS LLC	830
537202	IMI LLC GRAND PRAIRIE SOUTH	2,150
537301	4666 SHOPPING CENTER ASSOC.	147
537401	BOSTON PROPERTIES, LP	(15,176)
537501	PLAZA INV.II.LP	1,538
537601	CROSSROADS COMMONS, LLC	1,325
537903	CS LIFESTYLE CENTER, LLC	1,588
538003	VV2/GENEVA COMMONS LP	1,458
538101	HOCKER OXMOOR, LLC	95
538201	MEMORIAL CITY MALL	(3,872)
538301	OPUS NORTHWEST	6,468
538302	COUSINS REAL ESTATE CORP	5,808
538401	STONY POINT ASSOCIATES LLC	6,656
538601	STONERIDGE PROPERTIES, LLC	15,340
538602	STONERIDGE PROPERTIES LLC	357
538701	MACARTHUR SHOPPING CENTER, LLC	(514)
538801	TOWN EAST MALL PARTNERSHIP	2,391
538901	BAYER RETAIL COMPANY II, LLC	2,344
539001	BRAINTREE PROPERTIES ASSOC.	(13)
539202	STOPEN LLC	3,682
539301	MIROMAR OUTLET WEST, LLC	4,321
539502	RREEF AMERICA REIT II CORP HH	1,717
539601	4771 SDG MACERCH PROP. LP.	1,447
539801	DESTIN COMONS LTD	2,608
539901	MONTGOMERY VILLAGE	116
540001	FOREST CITY MANAGEMENT, INC.	(1,308)
540103	NORTHPARK CENTER, LTD.	2,604
540204	CP VENTURE FIVE-AWC LLC	1,396
540402	PERIMETER MALL	851
540502	4835 ROCKAWAY CENTER ASSOC	1
540602	GCP - JORDAN CREEK L.L.C.	17,088
540703	GGP- NORTH POINT INC	45
540804	1540 SIMON PROERTY GRP (TX)	(1,391)
541101	JEFFERSON POINTE DEVELOPMENT	10,218
541102	IMI JEFFERSON POINTE, LLC	3,338
541601	TOWN CENTER LAKESIDE, LTD.	78
541702	EASTVIEW MALL, LLC	47
541803	IN RETAIL FUND ALGONQUIN COMM	(4,485)
542002	HIGHLAND VILLAGE LIMITED PARTN	9,322
542101	ALDERWOOD MALL L.L.C.
542202	KIMCO MARKET STREET, LLC	(61)
542301	SIMON PROPERTY GROUP (TX) LP.	1,894
542501	2546 SIMON PROP.GRP (TX) LP	(1,077)
542503	2546 SIMON PROP.GRP (TX) LP	(7,344)
542604	EASTERN SHORE CENTRE LC, LLC	378
542703	STREETS OF TANANSBOURNE, LLC	(123)
542802	4693 SHOPS AT ST. JOHNS, LLC
542904	DDRTC BIRKDALE VILLAGE LLC	(551)
543002	SANTA ANITA SHOPPING TOWN	1,041
543302	ZONA ROSA DEVELOPMENT. LLC	290
543403	2700 EAST CARSON ST ASSOC, LP	10
543601	LA CANTERA RETAIL LTD PARTNERS	(2,167)
543701	TJ PALM BEACH ASSOCIATES, LP	(3,030)
543801	1308 SIMON PROPERTY GRP, LP	19,084
543901	MAYFAIRE RETAIL, LLC, FBO	1,796
544101	OGLETHROPE MALL, LLC	518
544201	VILLAGE AT SANDHILL, LLC	(8,803)
544301	GENERAL GROWTH PROPERTIES-NATI	(11,614)
544901	CPI-PHIPPS LLC	343
545001	PINNACLE HILLS PROMENADE	473
545101	HUNT UPTOWN LLC
545201	GGP-OTAY RANCH, LP	41,932
561901	ROUSE PARK MEADOWS, LLC	350
563401	PASSCO PHM, LLC	1,785
563901	GGP-MALL OF LOUISIANA, L.P.	1,517
590014	DAMNER-WYLER ASSOCIATES II LLC	(697)
600306	NORTH CAROLINA DEPT. OF REVENU	1,714
600501	STATE BOARD OF EQUALIZATION	5,875
600702	COMMISSIONER OF REVENUE SVCS	12,359
600705	COMMISSIONER OF REVENUE SVCS	2,435
602404	MINNESOTA DEPT OF REVENUE	2,000
603303	NEW YORK STATE CORPORATION TAX	2,000
605098	CITY OF ALBUQUERQUE	150
606006	ALABAMA DEPT. OF REVENUE	10
607326	STATE OF RHODE ISLAND	250
624001	STATE COMPTROLLER	40,000
625301	PATRICK M. DOHANY	55
630018	SECRETARY OF STATE	4,172
630040	SECRETARY OF STATE	2,020
630901	STATE OF NEW JERSEY	22,000
632903	COUNTY OF SACRAMENTO	275
634057	CITY OF PORTLAND	100
634702	NM PUBLIC REGULATION COMM	25
635101	WISCONSIN DEPT OF REVENUE	90
637410	MASSACHUSETTS DEPT OF REVENUE	937
637803	DOUGLAS COUNTY TREASURER	1,262
638905	TRAVIS A. HULSEY, DIRECTOR	402
639605	SECRETARY OF STATE	30
641901	CITY OF RANCHO CUCAMONGA	2,615
642701	CITY OF HILLSBORO	58
644101	CITY OF SAVANNAH, REVENUE DEPT	14
662501	CITY OF LYNNWOOD	48
701007	OREGON DEPARTMENT OF REVENUE	10
800015	P G & E	8,454
800020	QWEST	1,004
800025	A T & T	52,721
800030	VERIZON WIRELESS MESSAGING	3,250
800032	A T & T	2,862
800036	SKYTEL	76
800038	SPRINT	10,161
800805	ALLTEL	26
801499	BALTIMORE GAS AND ELECTRIC CO	1,005
802855	CITY OF SANTA CLARA MUNICIPAL	2,025
808004	AT&T	5,635
809001	WINDSTREAM	409
810112	ENTERGY	5,826
813205	AT&T	10,196
813212	PREMIERE GLOBAL SERVICES	1,406
820230	RELIANT ENERGY ARKLA	16,930
820251	UTILITY BILLING SERVICES	586
820281	FERRELLGAS	249
821402	QWEST	292
821701	SAN DIEGO GAS & ELECTRIC	5,711
822102	NSTAR ELECTRIC	8,965
822202	HAWAIIAN ELECTRIC COMPANY, INC	3,891
822302	TXU ELECTRIC	9,514
822305	ATMOS ENERGY	53
822389	ALABAMA POWER	1,371
822703	DOMINION EAST OHIO GAS	92
822902	CITY OF SEATTLE-DEPT OF FINAN	1,070
823501	BELLSOUTH	4,931
823702	QWEST	230
824002	CITY OF AUSTIN	990
824005	TEXAS GAS SERVICE	99
824101	THE GAS COMPANY	50
824202	PEPCO	4,253
824301	GEORGIA POWER COMPANY	1,348
824601	MEMPHIS LIGHT, GAS AND WATER	1,589
824603	CITY OF GERMANTOWN	15
825503	TOWN OF BURLINGTON	18
825602	PSE& G PUBLIC SERVICE ELECTRIC	9,100
825901	XCEL ENERGY	2,089
826004	INDIANAPOLIS POWER & LIGHT CO.	1,309
826101	DOMINION VIRGINIA POWER	6,572
826103	T-MOBILE	291
826401	FLORIDA POWER & LIGHT CO	6,475
826801	ORLANDO UTILITIES COMMISSION	3,285
827101	MIAMI - DADE WATER AND SEWER -	203
827302	MARIN MUNICIPAL WATER DISTRICT	50
827401	NEVADA POWER COMPANY	6,126
827502	S M U D	890
827508	S M U D	539
827603	KANSAS CITY POWER & LIGHT	4,805
827605	MISSOURI GAS ENERGY	1,008
827701	CALIFORNIA AMERICAN WATER	42
827801	PGE	16,291
828002	CINCINNATI BELL TELEPHONE	992
828102	SOUTHERN CALIFORNIA EDISON	11,995
828701	CON EDISON	2,838
829301	CITY OF PALO ALTO UTILITIES	1,940
829802	AMERENUE	1,500
830003	HAWAIIAN TELCOM	408
830505	TIME WARNER CABLE	42
830701	COM ED	4,407
830801	LIPA	10,926
830802	ROOSEVELT FIELD WATER DIST	7
831001	EMBARQ	1,153
831302	COBB EMC	628
831799	ORANGE & ROCKLAND-CORP	4,271
832002	PROGRESS ENERGY FLORIDA, INC.	1,349
832298	VILLAGE OF NYACK WATER DEPT	27
832600	COX COMMUNICATIONS	570
833201	APS-ARIZONA PUBLIC SERV-CORP	1,340
833620	KEYSPAN ENERGY DELIVERY	13
833801	SOUTH HUNTINGTON W.D.	2
833902	ROCKY MOUNTAIN POWER	451
834501	CENTERPOINT ENERGY ARKLA	13,317
834701	COLUMBIA GAS	12,411
834905	PUGET SOUND ENERGY	1,106
835050	LAKE COUNTY DEPT OF PUBLIC WKS	44
835502	SAN JOSE WATER COMPANY	(0)
835601	CENTRAL HUDSON GAS &- CORP	337
835701	TUCSON ELECTRIC POWER COMPANY	787
835805	XO COMMUNICATIONS SERVICES	3,023
836601	CITY OF ROSEVILLE	1,007
837001	CONNECTICUT NATURAL GAS CORP	425
837003	NORTHEAST UTILITIES	2,395
837010	THE AVON WATER COMPANY	12
837020	CONNECTICUT LIGHT & POWER	2,797
837201	AMERENCILCO	1,994
837501	L.A. DEPT OF WATER & POWER	2,697
837901	COLORADO SPRINGS UTILITIES	739
838001	NICOR GAS	1,577
838002	CITY OF GENEVA	1,819
838101	LG&E	544
838301	WRIGHT-HENNEPIN COOPERATIVE	1,207
838501	TDS INTERNET SERVICES	299
838505	MGE	1,392
838901	GULF POWER	213
839401	SCE & G	1,289
839501	UNITED WATER NEW JERSEY	27
839601	MIDAMERICAN ENERGY COMPANY	1,393
840205	GEORGIA NATURAL GAS	143
841101	INDIANA MICHIGAN POWER	624
841102	NIPSCO	1,240
842101	PUBLIC UTILITY DISTRICT NO. 1	2,122
842601	RIVIERA UTILITIES	2,594
842701	NW NATURAL	289
842702	GUARDIAN WATER & POWER	59
842901	ENERGYUNITED	1,159
842902	PIEDMONT NATURAL GAS	679
843222	CITY OF NAPERVILLE	1,249
843401	DUQUESNE LIGHT COMPANY	2,155
843601	GREY FOREST UTILITIES	228
843602	CPS ENERGY	943
843901	ISTA NORTH AMERICA	38
844202	CITY OF COLUMBIA	43
844203	PALMETTO UTILITIES	72
845001	CARROLL ELECTRIC	772
845002	ARKANSAS WESTERN GAS COMPANY	204
845101	PNM	1,408
860401	DUKE POWER	2,942
861701	SUREWEST - CORP	121
872601	NASHVILLE ELECTRIC SERVICE	1,467
880042	COMCAST	124
900253	CITY OF NOVI	1,245
900300	CITY OF BEVERLY HILLS	3,125
900507	ORANGE COUNTY TAX COLLECTOR	985
900508	SAN FRANCISCO TAX CONTROLLER	32,333
900703	WILLIAM FRANCIS GALVIN	125
901401	SECRETARY OF STATE	25
901903	SECRETARY OF STATE - LA	25
902902	CLARK COUNTY DEPT OF BUS LIC	1,632
903301	NEW YORK CITY DEPT OF FINANCE	26,660
911400	TREASURER OF VIRGINIA	1,700
930011	SECRETARY OF STATE	50
1300352	RCPI CLEANING SERVICES, LLC	1,355
1300788	YOUDECIDE.COM, INC.	4
1300888	C&D ELECTRIC, INC.	877
1301315	SKADDEN, ARPS, SLATE, MEAGHER	985,846
8081600	VERIZON	53,881
300300043	CLIPPERS MAGAZINE	1,622
300300089	ALPINE ROOFING CO, INC	545
300301088	SUN SERVICES JANITORIAL	69
300301242	AMERICAN PORTABLE STORAGE	380
300301623	CHICAGO PARTNERS LLC	2,145
300301687	JOHNSON CONTRACTING SERVICE	343
300301723	GARDNER DENVER THOMAS INC	8,824
300301741	LUNA PACKAGING LLC	50,502
300301850	WELLS FARGO REMITTANCE CENTER	(6,079)
300301914	EQUILAR INC	7,495
300301932	ALLIEDBARTON SECURITY SERVICES	-
300302014	THE PRESENTATION GROUP	4,922
300302032	DKW INDUSTRIES INC	285
300302114	INLAND CARPET&UPHOLSTERY CLEAN	235
300302895	LOWE'S COMMERCIAL SERVICES	1
300303059	IAC SEARCH AND MEDIA	5,201
300303222	COMET BUILDING MAINTENANCE	323
300303612	ACTION SCALE	470
300303976	FERNDALE ELECTRIC	812
300304285	COWBOY FIRE EQUIPMENT	173
300304349	7-D HEATING & COOLING LLC	127
300304757	WEST VALLEY COLLECTION &	91
300304775	MERCER HR CONSULTING	1,522
300304893	ARIZONA RESTORATION	343
300305139	BELWAY ELECTRICAL CONTRACTING	405
300305411	MERCURY COMMERCE, INC.	250
300305765	MULLIN TBG INSURANCE AGENCY	4,121
300305801	MARC J. LEDER	6,467
300306447	THE STROUD GROUP	13,024
300306528	SIERRA SPRINGS	50
300306573	ASPECT SOFTWARE, INC.	1,137
300306755	COBLENTZ, PATCH, DUFFY & BASS	12,520
300307046	BLUE DOT SAFES	1,447
300307391	GOLD COUNTRY MEDIA	1,140
300307518	NEXT CHAPTER INC.	471,251
300307654	SOUTHERN PIPING COMPANY	323
300307790	MARCELINO CANDELARIO CLEANERS	40
300307836	SHARED TECHNOLOGIES, INC.	5,701
300307909	LIFECARE, INC.	214
300308218	INFINITE IDEAS, INC.	500
300308472	ADVANCED MECHANICAL SVCS	4,042
300308490	ENRIGHT PLUMBING, INC.	295
300308517	RUST CONSULTING, INC.	19,524
300308726	CISION US, INC	3,798
300308899	CLEAR CHOICE WINDOW CLEANING	75
300308999	SHREDDING & DESTRUCTION SVCS.	572
300309099	EFAX CORPORATE	109
300309217	IP SOFT	53,474
300309399	GREEN CITIZEN, INC.	108
300309561	COFFEE TO YOU	1,816
300309816	EPERFORMAX CENTERS, INC.	616,747
300309870	DKO INTERNATIONAL	82,500
300309989	MGM MIRAGE	22,738
300310198	BAZAARVOICE	15,931
300310270	PROTECTION ONE	170
300310352	PETER FELD	7,109
300310370	JASON BERNZWEIG	7,967
300310506	EPSILON DATA MANAGEMENT	24,035
300310815	ELASTIC CREATIVE	14,843
300311051	NEARBY NOW	63
300311115	MONSTER, INC.	8,800
300311142	HURRICANE FENCE CO.	2,060
300311179	QUANTUM CORPORATION	6,958
300311197	SKAMANIA LODGE	2,271
300311215	GRETSCH INCENTIVES	71
300311251	OCCUPATIONAL HEALTH CENTERS	227
300311279	CORNERSTONE TECHNOLOGIES, LLC	27,896
300311297	TRUSTWAVE	2,440
300311351	LOGFLEX, LLC	6,855
300311379	BLUMLING & GUSKY	7,105
300311397	MILLENNIUM ELECTRIC	694
300311433	ADR SERVICES, INC.	8,085
300311451	HENNESSY COMMUNICATIONS	4,127
300311497	BRUCK SAFE COMPANY	117
300311514	X-TREME CARPET CLEANING	448
300311532	VIRGINIA INDUSTRIAL MEDICINE	51
300311623	AM RESORT	147
300311650	MACQUIRE EQUIPMENT FINANCE	41,387
300311678	JOHNNY PINBALL	159
300311696	MARLBORO FIRE EXTINGUISHER INC	80
300311714	EPSILON INTERACTIVE	263,872
300311787	THE PAINTING COMPANY	1,500
300311805	HITACHI DATA SYSTEMS	3,471
300311832	MELVIN AND DONITA PLACE	1,200
300311850	ANB MEDIA, LLC	3,250
300311887	R3 SYSTEMS	200
300311905	J.L. BISHOP CONTRACTOR, INC.	250
300311932	CHAMPION ELECTRICAL	140
300311978	WYNNE CONSULTANT COMPANY	3,441
300311996	CREATIVE SERVICES, INC.	107
300312014	PENN GRAPHIC ASSOCIATES	66
300312032	COUNTY OF SAN BERNARDINO	247
300312123	SMARTLY (ASIA) LIMITED	5,249
300312150	JOB PROFESSION PERSONNEL	3,411
300312205	WOMBLE CARLYLE SANDRIDGE & RICE	(20,659)
300312223	KURTZMAN CARSON CONSULTANTS	83,864
300312369	DEMANTINO ELCTRIC	674
300312432	MORGAN, LEWIS & BOCKIUS LLP	1,179
300312450	LEGALINK, INC.	9,696
300312686	OMNITURE, INC.	27,964
300312795	SAFESHRED COMPANY, INC.	55
300312822	CAUSELOYALTY, LLC	4,000
999000161	UNDERWRITER LABORATORIES INC	4,617
999000324	WHELAN'S INTERNATIONAL -CORP	966
999000426	CITY OF LITTLE ROCK	711
999000705	RIO SUITE HOTEL & CASINO	209,636
999000764	ROYAL WHOLESALE ELECTRIC	45
999001026	VILLAGE OF NORTHBROOK	20
999001270	MELLON BANK	3,574
999001468	BORLAND SOFTWARE CORP	1,220
999001794	SECRETARY OF STATE	30
999001816	WEIL, GOTSHAL	(0)
(blank)	D&B	15,359
300312450-A	LEGALINK, INC. A.K.A Merrill Legal Solutions	6,332

Grand Total		52,164,882

Post Petition AP as at 11-30-09

Note: Post Petition AP is subject to further reconciliation and review. Upon reconciling amounts due, the Debtor will make a determination of the financial condition of the estate and the manner in which to proceed with respect to postpetition obligations

	Current	1 - 30	31 - 60	61 - 90	91 and over	Total
1518 ASSOCIATES, L.P.					518.52	518.52
4666 SHOPPING CENTER ASSOC.					930.72	930.72
4822-BELLWETHER PROPERTY OF					25.59	25.59
4836-THE RETAIL PROPERTY TRUST					2.40	2.40
7607- WOODLAND HILLS MALL, LLC					-0.21	-0.21
7621 HG GALLERIA I, II, III					21,438.01	21,438.01
7703-KING OF PRUSSIA ASSOC.					98.95	98.95
9180 MISSION VIEJO ASSOC. L.P.					15.17	15.17
A-1 WINDOW CLEANING					115.00	115.00
ABM JANITORIAL NORTHWEST					1,251.60	1,251.60
ACCESS VG, L.L.C.					52.06	52.06
ACCOUNTEMPS					2,513.70	2,513.70
ACE FIRE EXTINGUISHER SERVICE,					84.22	84.22
ACTION SCREEN PRINTING					3,144.65	3,144.65
ADS ALLIANCE DATA SYSTEMS					179,153.27	179,153.27
ADT SECURITY SERVICES, INC.					264.54	264.54
ADVANCED MECHANICAL SVCS					429.23	429.23
AETNA US HEALTHCARE					2,773.90	2,773.90
AIR TEMPERATURE SERVICES, INC.					489.18	489.18
ALA MOANA CENTER ASSOCIATION					219.26	219.26
ALHAMBRA & SIERRA SPRINGS					132.14	132.14
ALPINE WATER SYSTEMS LAS VEGAS					121.71	121.71
AMAZING! PEST CONTROL					130.50	130.50
AMERICAN EXPRESS					307.82	307.82
AMERICAN LITHOGRAPHERS INC.					2,883.88	2,883.88
AOL, LLC					1,660.96	1,660.96
APPLE COMPUTER INC.					37,376.00	37,376.00
APPLE COURIER					35.22	35.22
APS-ARIZONA PUBLIC SERVICES					1,066.72	1,066.72
ARCHOS, INC.					36,918.96	36,918.96
ARTEMIS WOMAN, LLC					16,725.00	16,725.00
ASPECT SOFTWARE, INC.					5,917.64	5,917.64
ASPEN GROVE LIFESTYLE CTR, LLC					27.31	27.31
ATI					75.00	75.00
ATLANTIC, INC.					27,500.00	27,500.00
ATLAS DMT LLC					59.66	59.66
ATMOS ENERGY					59.02	59.02
AVERITT EXPRESS, INC.					783.32	783.32
AVON MARKETPLACE INVESTORS LLC					136.57	136.57
B-P TRUCKING, INC.					708.32	708.32
BARRY F. SCHERMERHORN					300.00	300.00
BAYBROOK MALL LP					818.91	818.91
BAYER RETAIL COMPANY II, LLC					1,152.34	1,152.34
BELLEVUE SQUARE MANAGERS INC.					1,365.90	1,365.90
BERKSHIRE MANAGEMENT CORP.					2,186.15	2,186.15
BEYONDWORK INC.					1,109.00	1,109.00
BOARD OF EQUALIZATION					2,037.00	2,037.00
BOARD OF POLICE COMMISSIONERS					105.00	105.00
BOCHANNON DEVELOPMENT COMPANY					2,315.60	2,315.60
BOSTON PROPERTIES, LP					900.39	900.39
BRAINTREE PROPERTIES ASSOC.					-13.12	-13.12
BRANN & ISAACSON					838.00	838.00
BRIDGEWATER COMMONS MALL, LLC					140.80	140.80
BRIGHTON AIR CONDITIONING INC.					290.00	290.00
BRINCO MECHANICAL SERVICES INC					5,185.00	5,185.00
BUCHANAN INGERSOLL & ROONEY,PC					480.00	480.00
BURRELLE'S LUCE					1,977.22	1,977.22
BUZZSAW MEDIA					732.38	732.38
C T CORPORATION SYSTEM					10,510.76	10,510.76
C-THRU WINDOW CLEANING, LLC					330.00	330.00
CAPITAL WASTE INC.					208.57	208.57
CASIO, INC					0.00	0.00
CAUSEWAY LLC					-263.76	-263.76
CENTER ENTERPRISES, INC.					252.15	252.15
CENTERPOINT ENERGY					554.35	554.35
CENTRAL FREIGHT LINES, INC.					99.97	99.97
CENTRAL TRANSPORT					123.00	123.00
CHAGRIN RETAIL, LLC					4,661.93	4,661.93
CHARTER COMMUNICATIONS					59.99	59.99
CHINA PATENT AGENT (H.K.) LTD.					388.40	388.40
CHOICEPOINT PUBLIC RECORDS					25.00	25.00
CINCINNATI BELL TELEPHONE					85.37	85.37
CINTAS FIRE PROTECTION					246.00	246.00
CIT TECHNOLOGY FIN SERV, INC					1,241.64	1,241.64
CITIBANK					411.66	411.66
CITY OF COLUMBIA					52.64	52.64
CITY OF LOS ANGELES MUNICIPAL					437.91	437.91
CITY OF LYNNWOOD					99.26	99.26
CITY OF PALO ALTO UTILITIES					510.27	510.27
CITY OF RANCHO CUCAMONGA					2,867.63	2,867.63
CITY OF SAVANNAH, REVENUE DEPT					22.42	22.42
CITY OF SEATTLE					217.37	217.37
CLEAR MOUNTAIN SPRING WATER					251.55	251.55
CLIMATE ENGINEERING, INC.					959.80	959.80
CMR GROUP LTD.					1,491.41	1,491.41
COMCAST					60.00	60.00
COMET BUILDING MAINTENANCE					450.00	450.00
COMET COURIER CORP					2,010.16	2,010.16
COMMERCIAL TECHNOLOGY SYSTEMS					38,109.00	38,109.00
CON EDISON					763.62	763.62
CONFIRES					71.90	71.90
CONTROL BUILDING SERVICES INC.					90.11	90.11
CONVERTAGRAPHICS					10,412.53	10,412.53
Conway Del Genio					257,500.00	257,500.00
COOK'S PEST CONTROL					67.00	67.00
COOLEY GODWARD KRONISH LLP				7,582.75	459,508.00	467,090.75
COOLRITE, INC.					4,018.00	4,018.00
COREMETRICS, INC					11,676.00	11,676.00
COURIER EXPRESS					278.50	278.50
CPI-PHIPPS LLC					477.40	477.40
CROSSROADS COMMONS, LLC					49.40	49.40
DATAVANTAGE CORPORATION					49,464.97	49,464.97
DAVID CAPLAN					563.68	563.68
DAVID KATZ CONSULTING					8,500.00	8,500.00
DENSEL COMPANY					379.00	379.00
DHL EXPRESS					15.48	15.48
DHL WORLDWIDE EXPRESS					15.48	15.48
DISCOUNT TROPHIES OF ARKANSAS,					184.90	184.90
DJM ASSET MANAGEMENT					24,343.07	24,343.07
DKO INTERNATIONAL					414.40	414.40
DOMINION EAST OHIO					0.00	0.00
DOMINION VIRGINIA POWER					1,572.43	1,572.43
DONNELLY MECHANICAL CORP					314.85	314.85
DULLES TOWN CENTER MALL, LLC					17,399.62	17,399.62
EFAX CORPORATEC/O					105.10	105.10
ELLIS ENTERPRISES					192.00	192.00
EMCOR SERVICES					271.00	271.00
EMERALD AIRE					301.93	301.93
EMISSIVE ENERGY CORP					13,370.40	13,370.40
ENA COURIERS					116.00	116.00
ENTERTAINMENT BOOK					3,112.15	3,112.15
EPERFORMAX CENTERS, INC.					54,866.74	54,866.74
EPSILON DATA MANAGEMENT					3,446.08	3,446.08
EVERNAL ELECTRIC MANUFACTURING					235,431.00	235,431.00
EXCEPTIONAL DESIGN					28,161.16	28,161.16
FEDEX FREIGHT WEST					2,314.74	2,314.74
FIRE & SAFETY PRO					88.00	88.00
FIRE CONTROL EXTINGUISHER					35.00	35.00
FIRE MASTER					106.94	106.94
FIREPRO					88.00	88.00
FIRST ALARM					197.64	197.64
FISH WINDOW CLEANING					54.00	54.00
FLORIDA MALL ASSOCIATES					66.27	66.27
FORBES/COHEN FL. PROPERTIES					95.59	95.59
FPL					0.00	0.00
FRONTIER COMMUNICATIONS - NY					-67.14	-67.14
FRY, INC.					3,450.00	3,450.00
FUTAI-LEIGHTON					18,570.12	18,570.12
GARDEN STATE PLAZA					563.46	563.46
GEORGIA POWER					1,017.96	1,017.96
GGP ALA MOANA LLC-ALA MOANA					4,210.88	4,210.88
GIBRALTAR					211.31	211.31
GREY FOREST UTILITIES					7.58	7.58
GROUPWARE TECHNOLOGY					23,918.27	23,918.27
HANCOLLC-DEEP POCKET					8,362.00	8,362.00
HAUSER LIST SERVICES INC.					749.25	749.25
HAWAIIAN ELECTRIC CO., INC.					223.62	223.62
HEAVEN SENT WORLDWIDE COURIER					146.79	146.79
HELLER EHRMAN LLP					989.50	989.50
HERBAL CONCEPTS					7,188.00	7,188.00
HICO, INC.					1,501.40	1,501.40
HIGHWOODS PROPERTIES					15.64	15.64
HILCO REAL ESTATE, LLC					24,343.07	24,343.07
HINCKLEY SPRINGS					69.36	69.36
HIPZONE, INC.					1,720.00	1,720.00
HITACHI DATA SYSTEMS					3,470.86	3,470.86
HOCKER OXMOOR, LLC					47.97	47.97
HORTON PLAZA					1.48	1.48
HSM ELECTRONIC PROTECTION SVC					34,791.56	34,791.56
I B M CORPORATION -WC9					48,264.09	48,264.09
IDEAL PRODUCTS LLC					19,650.00	19,650.00
ILLINOIS DEPT OF REVENUE					19,380.00	19,380.00
IMI LLC GRAND PRAIRIE SOUTH					23.01	23.01
INDIANAPOLIS POWER & LIGHT CO.					1,079.18	1,079.18
INDIANAPOLIS WATER COMPANY					37.43	37.43
INDUSTRIAL BUILDING SERVICES					168.00	168.00
INFORMATION VAULTING SERVICES					5,874.00	5,874.00
INOVIS, INC.					4,389.00	4,389.00
INSIGHT					131.66	131.66
INTELLICORP					55.90	55.90
INTERNAP NETWORK SERVICES					2,786.96	2,786.96
INTERTEK TESTING SERVICES					2,363.75	2,363.75
IP SOFT					109,731.70	109,731.70
IRON MOUNTAIN OFF-SITE DATA		6,401.40			29,328.40	35,729.80
JONES LANG LASALLE					424.81	424.81
KAI USA					16,993.60	16,993.60
KANSAS CITY POWER & LIGHT					1,208.91	1,208.91
KIERLAND GREENWAY LLC					153.90	153.90
KIMCO MARKET STREET, LLC					51.00	51.00
KING COURIER					116.00	116.00
KLIOSYSTEMS LLC					500.00	500.00
KPMG, LLP					11,100.04	11,100.04
KURTZMAN CARSON CONSULTANTS		21,710.33			61,157.18	82,867.51
L2 CARTAGE, LLC					15.39	15.39
LEATHERMAN TOOL GROUP INC					37,638.05	37,638.05
LIFE SAFETY SYSTEMS, LLC					1,071.58	1,071.58
Lifecare Inc					18.50	18.50
LINKSHARE CORPORATION					23,479.19	23,479.19
LIPA					2,311.45	2,311.45
LOUGHLIN MEGHJI & COMPANY, INC.					141,937.32	141,937.32
MACARTHUR SHOPPING CENTER, LLC					40.07	40.07
MAGIC EXTERMINATING CO., INC.					128.18	128.18
MANHATTAN FIRE & SAFETY CORP.					525.06	525.06
MARIN MUNICIPAL WATER DISTRICT					48.71	48.71
MARK OLSON ELECTRIC COMPANY					2,528.00	2,528.00
MARKMONITOR, INC.					1,069.90	1,069.90
MASTER REPLICAS, INC.					55,110.00	55,110.00
MATCHMAKER TRANSPORTATION					-2,011.80	-2,011.80
MATTEL INC.					7,848.00	7,848.00
MELLON BANK					10,856.47	10,856.47
MERCHSOURCE					0.00	0.00
MERCURY COMMERCE, INC.					500.00	500.00
METRO DOOR					17,553.09	17,553.09
METRO TECHNOLOGY, INC					16.40	16.40
MIAMI - DADE WATER & SEWER DEPT					20.79	20.79
MIAMI-DADE FIRE RESCUE DEPT.					50.00	50.00
MICROSOFT SERVICES					60,424.27	60,424.27
MIDTOWN NEON SIGN CORP.					12,525.43	12,525.43
MIELE SANITATION CO					153.89	153.89
MILPITAS MILLS LP					263.33	263.33
Minnesota Revenue			300.00			300.00
MISSION PRODUCTIONS LIMITED					1,520.00	1,520.00
MISSOURI GAS ENERGY					20.92	20.92
MKI					80.00	80.00
MLG INTERMODAL					11,835.00	11,835.00
MONARCH INDUSTRIES, INC.					7,500.00	7,500.00
MONTGOMERY COUNTY-MARYLAND					0.00	0.00
MONTGOMERY MALL					-615.51	-615.51
MONTGOMERY VILLAGE					65.19	65.19
NASD, INC.					50.43	50.43
NASHVILLE ELECTRIC SERVICE					495.38	495.38
NATIONAL ELECTRONICS					238,666.18	238,666.18
NATIONWIDE CONSULTING CO, INC.					15,120.00	15,120.00
NETVERSANT					332.50	332.50
NEUSTAR, INC.					9,356.75	9,356.75
NEWCAL INDUSTRIES					343.61	343.61
NEXTACTION CORP					4,050.88	4,050.88
NORELCO/SONICARE					98,595.00	98,595.00
NORTHEAST UTILITIES					0.00	0.00
NORTHPARK CENTER, LTD.					9,700.91	9,700.91
NSTAR					987.77	987.77
OCCUPATIONAL HEALTH CENTERS					38.50	38.50
OFFICE MAX CONTRACTS INC.					3,461.63	3,461.63
OFFICE OF FINANCE, CITY OF LA					215.00	215.00
OFFICETEAM					2,154.60	2,154.60
OGLETHROPE MALL, LLC					107.92	107.92
OMNITURE, INC.					35,035.71	35,035.71
OMRON HEALTHCARE, INC.					58,500.00	58,500.00
ORANGE & ROCKLAND					1,100.32	1,100.32
ORKIN EXTERMINATING					64.71	64.71
ORLANDO UTILITIES COMMISSION					2,572.06	2,572.06
OZARKA DRINKING WATER					34.08	34.08
P G & E					3,216.49	3,216.49
PACIFIC RIM CAPITAL, INC.					6,297.52	6,297.52
PENTON MEDIA					3,000.00	3,000.00
PEPCO					2,920.26	2,920.26
PERIMETER MALL					134.73	134.73
PIEDMONT NATURAL GAS					436.60	436.60
PINNACLE HILLS PROMENADE					708.75	708.75
PIONEER PLACE LTD PARTNERSHIP					78.00	78.00
PIONEER SIGNS & LIGHTING INC.					1,148.75	1,148.75
PITNEY BOWES CREDIT CORP.					5,307.10	5,307.10
PMC LOGISTICS, INC.					1,835.20	1,835.20
PNM					855.57	855.57
POLARIS MEDIA RESEARCH, INC.					0.00	0.00
PREMIERE GLOBAL SERVICES					32.18	32.18
PRO PERFORMANCE SPORTS, LLC					24,465.00	24,465.00
PRODYNE					26,091.00	26,091.00
PROGRESS ENERGY CAROLINAS, INC					714.90	714.90
PROGRESS ENERGY FLORIDA, INC.					1,221.58	1,221.58
PRONTO ROOTER, INC.					240.31	240.31
PROTECTION ONE					132.72	132.72
PSE&G CO.					0.00	0.00
PSI GROUP-CALIFORNIA					3,308.01	3,308.01
PUBLIC UTILITY DISTRICT NO. 1					19.90	19.90
PUDGET SOUND ENERGY					17.96	17.96
PUGET SOUND ENERGY					1,205.50	1,205.50
QKC MAUI OWNER LLC					6,284.61	6,284.61
QUALITY MECHANICAL					1,225.00	1,225.00
QUEST DIAGNOSTICS					75.50	75.50
QWEST					-2.86	-2.86
R.R. DONNELLEY RECEIVABLES					165.00	165.00
RAYMARK MECHANICAL, INC.					176.45	176.45
RAZOR USA					0.00	0.00
RCPI CLEANING SERVICES, LLC					2,226.91	2,226.91
REACTOR					0.00	0.00
RED ROCK WINDOW CLEANING					680.00	680.00
RED STAR TRADERS, LLC					25,500.00	25,500.00
RELIANT ENERGY					8,132.92	8,132.92
RETAIL SOLUTIONS					63,176.10	63,176.10
RICH-TAUBMAN ASSOCIATES					-820.87	-820.87
RIEMER & BRAUNSTEIN LLP					12,245.86	12,245.86
RIGHT NOW TECHNOLOGIES					33,602.40	33,602.40
SAFETY-KLEEN CORP					248.82	248.82
SAN DIEGO GAS & ELECTRIC					0.00	0.00
SANTA ANITA SHOPPING TOWN					849.50	849.50
SCE & G					1,014.14	1,014.14
SECURITY SHREDDING SERVICE					144.88	144.88
SENNCO SOLUTIONS INC.					1,216.78	1,216.78
SENSORMATIC					275.59	275.59
SENTINEL SILENT ALARM CO. INC.					182.04	182.04
SGD DADELAND ASSOCIATES, INC.					51.75	51.75
SHREDDING & DESTRUCTION SERVICES					4,832.81	4,832.81
SIMON PROPERTY GROUP (TX) LP.					9.98	9.98
SIMPLEXGRINNELL LP					489.90	489.90
SIX CONTINENTS HOTELS, INC.					14.99	14.99
SKYMALL, INC.					360,000.00	360,000.00
SLAM DUNK ENTERPRISES CO.					94,170.00	94,170.00
SOMERSET COLLECTION L.P.					2,747.70	2,747.70
SONITROL CENTRAL ARKANSAS					603.39	603.39
SONITROL OF HOUSTON INC					54.83	54.83
SOUTHERN CALIFORNIA EDISON					5,455.27	5,455.27
SOUTHPARK MALL					176.14	176.14
SOUTHWESTERN MOTOR TRANSPORT					31,777.07	31,777.07
Sparkfly					18.79	18.79
SPRINT					3,546.76	3,546.76
STATEWIDE FIRE PROTECTION					127.23	127.23
STL ELECTRONICS LIMITED					0.00	0.00
STONERIDGE PROPERTIES, LLC					2,227.02	2,227.02
STONY POINT ASSOCIATES LLC					185.66	185.66
STOPEN LLC					1,248.79	1,248.79
STYLE SCIENCE					26,749.44	26,749.44
SUREWEST					-118.09	-118.09
SYSTEMATIC PEST ELIMINATION					81.28	81.28
TAMPA WESTSHORE ASSOCIATES LP					1,982.37	1,982.37
TEAM HERNANDEZ LLC					109.00	109.00
TERMINIX PROCESSING CENTER					497.13	497.13
THE IRVINE COMPANY, LLC					13.51	13.51
THE RIMM-KAUFMAN GROUP, LLC					19,567.35	19,567.35
THELEN REID BROWN RAYSMAN					344.00	344.00
THYSSENKRUPP ELEVATOR CORP					235.47	235.47
TITAN ARMORED CAR & COURIER					606.46	606.46
TJ PALM BEACH ASSOCIATES, LP					52.65	52.65
TOWN CENTER LAKESIDE, LTD.					30.52	30.52
TOWSON TOWN CENTER					92.81	92.81
TRANS TIME EXPRESS					200.00	200.00
TRANSUNION, LLC					64.60	64.60
TROLLEY SQUARE ASSOCIATES, LLC					-452.00	-452.00
TRUSTWAVE					4,880.00	4,880.00
TULLEY MECHANICAL, INC.					534.00	534.00
TWELVE OAKS MALLS LLC					1,442.39	1,442.39
TXU ENERGY					-713.10	-713.10
U-HAUL					89.05	89.05
ULTREO, INC.					78,380.00	78,380.00
UNISOURCE WORLDWIDE INC.					885.02	885.02
UNITED ELEVATOR COMPANY					192.10	192.10
UNITED PARCEL SERVICE					-22,134.66	-22,134.66
UNITED PARCEL SERVICE GENERAL SERVICES					6.90	6.90
UNITED STATES POSTAL SERVICE					6.90	6.90
UPS					473.93	473.93
UPS-SUPPLY CHAIN SOLUTIONS					67.80	67.80
UPS/UPS SCS DALLAS					284.19	284.19
US GUYS WINDOW CLEANING INC.					280.00	280.00
USIS COMMERCIAL SERVICES					503.50	503.50
USPS DISBURSING OFFICER				23.50		23.50
UTILITY BILLING SERVICES					72.48	72.48
VARSITY CONTRACTORS, INC.					108.00	108.00
VASEY					400.00	400.00
VILLAGE OF NYACK WATER DEPT					19.50	19.50
VORNADO AIR CURCULATION SYSTEM					80,192.20	80,192.20
VV2/GENEVA COMMONS LP					-30.68	-30.68
WALKER.WHITE					75.00	75.00
WALT LAMBACH FIRE PROTECTION				40.87		40.87
WASTE MANAGEMENT					4,161.88	4,161.88
WEIL, GOTSHAL & MANGES			80,751.51		1,281,610.84	1,362,362.35
WEINGARTEN NOSTAT, INC.					25.23	25.23
WEST-LITE SUPPLY CO., INC.					157.67	157.67
whiteford taylor preston		5,544.00			16,091.00	21,635.00
WILEY REIN LLP					7,571.43	7,571.43
WILLOW BEND ASSOCIATES LP					129.26	129.26
WINDSTREAM					541.66	541.66
WINE THINGS UNLIMITED					3,470.00	3,470.00
WOMBLE CARLYLE SANDRIDGE & RICE					160,242.00	160,242.00
WOODFIELD MALL					49.75	49.75
WORKFORCELOGIC					4,929.25	4,929.25
XCEL ENERGY					1,731.45	1,731.45
XO COMMUNICATIONS SERVICES					5,234.61	5,234.61
YAHOO!, INC.					5,357.07	5,357.07
You Decide.com					21.00	21.00
ZADRO PRODUCTS, INC.					11,444.00	11,444.00
ZINUS INC.					208,470.16	208,470.16
ZONA ROSA DEVELOPMENT, LLC					17.93	17.93
ZONES					599.55	599.55
TOTAL	$0.00	$33,655.73	$81,051.51	$7,647.12	$5,626,674.52	$5,749,028.88

MOR - 6
TSIC, Inc. f/k/a Sharper Image Corporation	Case No 08-10322 (KG)
November 2009 Monthly Operating Report	Reporting Period 11/1/09 - 11/30/09
Accounts Receivable Reconciliation and Aging

Accounts Receivable Reconciliation	Corporate Marketing	Wholesale

Total Accounts Receivable at the beginning of the reporting period	484,444	388,797

+ Amounts billed during the period	-	-

- Amounts collected during the period	-	-

Returns / Allowances / Adjustments	-	-

Total Accounts Receivable at the end of the reporting period	484,444	388,797

Accounts Receivable Aging

Current
0 - 30 days old
31 - 60 days old
61 -90 days old
91+ days old	484,444	388,797

Total Accounts Receivable	484,444	388,797

Per GL	498,980	397,275

Amount Considered Uncollectible (Reserves)	(350,000)	(300,000)

Accounts Receivable (net)	134,444	88,797

Debtor Questionnaire

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X